UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07354

Name of Fund:	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Investment Quality Municipal Trust, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2021

Date of reporting period: 04/30/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2021

2021 Annual Report

BlackRock Investment Quality Municipal Trust, Inc. (BKN)

BlackRock Long-Term Municipal Advantage Trust (BTA)

BlackRock Municipal Income Trust (BFK)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of April 30, 2021 reflected a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. As the period began, the response to the virus’s spread was well underway, and countries around the world felt the effect of economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses were imposed in many parts of the world, workers were laid off, and unemployment claims spiked, causing a global recession.

As May 2020 began, stocks had just begun to recover from the lowest point following the onset of the pandemic. This recovery continued throughout the reporting period, as businesses continued re-opening and governments learned to adapt to life with the virus. Equity prices rose through the summer, fed by strong fiscal and monetary support and improving economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns late in the reporting period, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion. While we are underweight overall on credit, global high-yield and Asian bonds present attractive opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	28.85%	45.98%
U.S. small cap equities (Russell 2000® Index)	48.06	74.91
International equities (MSCI Europe, Australasia, Far East Index)	28.84	39.88
Emerging market equities (MSCI Emerging Markets Index)	22.95	48.71
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.05	0.11
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.26)	(7.79)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.52)	(0.27)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.42	7.40
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.98	19.57
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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3

Municipal Market Overview  For the Reporting Period Ended April 30, 2021

Municipal Market Conditions

Municipal bonds posted strong total returns during the period despite a considerable rise in interest rates as the economy normalized from the pandemic-induced economic shutdown. The asset class benefited from favorable supply and demand dynamics and improved credit fundamentals amid considerable fiscal stimulus and a quicker-than-expected rebound in state and local government revenues. As a result, municipal bonds generated substantial excess returns versus duration-matched U.S. Treasuries and longer duration and lower credit quality strategies outperformed. Despite broad strength, the market contended with brief periods of volatility surrounding U.S. election uncertainty as well as a temporary valuation-based market correction in late February.

Technical support was strong throughout the period as robust demand outpaced supply. During the 12 months ended April 30, 2021, municipal bond funds experienced net inflows totaling $99 billion, with January producing the largest monthly net inflow on record (based on data from the Investment Company Institute). For the same period, the market absorbed $477 billion in issuance, materially elevated compared to the $417 billion issued during the prior 12-month period. However, taxable municipal issuance, which typically draws a different and unique buyer base, was proportionally elevated, making supply less onerous on the traditional tax-exempt market.

S&P Municipal Bond Index
Total Returns as of April 30, 2021 6 months: 2.42% 12 months: 7.40%

A Closer Look at Yields

AAA Municipal Yield Curves

From April 30, 2020 to April 30, 2021, yields on AAA-rated 30-year municipal bonds decreased by 69 basis points (“bps”) from 2.28% to 1.59%, while 10-year rates decreased by 47 bps from 1.46% to 0.99% and five-year rates decreased by 66 bps from 1.09% to 0.43% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve bull steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 12 bps, led by 34 bps of steepening between two- and 10-year maturities.

Consistent municipal outperformance has resulted in stretched valuations. After dislocating at the height of the pandemic, municipal-to-Treasury ratios posted all-time lows in February and remain well below historical averages.

Financial Conditions of Municipal Issuers

The COVID-19 pandemic has been an unprecedented shock to the system impacting nearly every sector in the municipal market. Fortunately, most states and municipalities were in excellent fiscal health before the crisis, and the federal government is delivering another $350 billion injection. Direct state and local government aid will provide additional support to own-source government tax receipts, which have outperformed the dire predictions made in early 2020. Essential public services such as power, water, and sewer remain protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems have absorbed the impact of the economic shock. While some segments still confront financial pressures, the combination of new federal stimulus and vaccine distribution is boosting economic activity and, consequently, increasing revenue receipts in these sectors as well. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain, but the additional aid and the re-opening of the economy should support operating results in the second half of 2021. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration. Again, however, ongoing vaccine distribution and consequent rebound in economic activity could reduce the number of potential defaults in riskier non-rated credits. While credit fundamentals have improved noticeably across the municipal space, BlackRock advocates careful credit selection as the market must still navigate near-term uncertainty.

The opinions expressed are those of BlackRock as of April 30, 2021 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Trust Summary as of April 30, 2021	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Investment Objective

BlackRock Investment Quality Municipal Trust, Inc.’s (BKN) (the “Trust”) investment objective is to provide high current income exempt from regular U.S. federal income tax consistent with the preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in securities rated investment grade at the time of investment. The Trust may invest up to 20% of its assets in unrated securities that are deemed by the investment adviser to be of comparable quality. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BKN
Initial Offering Date	February 28, 1993
Yield on Closing Market Price as of April 30, 2021 ($19.20)(a)	4.25%
Tax Equivalent Yield(b)	7.18%
Current Monthly Distribution per Common Share(c)	$0.0680
Current Annualized Distribution per Common Share(c)	$0.8160
Leverage as of April 30, 2021(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	04/30/21	04/30/20	Change	High	Low
Market Price	$19.20	$14.75	30.17%	$19.35	$14.51
Net Asset Value	16.71	14.89	12.22	17.02	14.89

Market Price and Net Asset Value History for the Past Five Years

6	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of April 30, 2021 (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Performance

Returns for the twelve months ended April 30, 2021 were as follows:

	Returns Based On
	Market Price	NAV
BKN(a)(b)	36.51%	17.68%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	24.58	17.88

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Despite rising U.S. Treasury yields, municipal bonds delivered strong returns in the 12-month period. (Prices and yields move in opposite directions.) When the period began in April 2020, the market was still suffering the dislocations caused by COVID-19. Tax-exempt bonds subsequently recovered off their pandemic-driven lows due to the release of multiple coronavirus vaccines, better-than-expected growth, improving municipal finances and robust investor demand. The prospect of substantial fiscal stimulus was an additional tailwind for the market. These factors fueled a decline in yield spreads versus U.S. Treasuries, leading to impressive gains for municipal debt.

Lower-quality bonds held by the Trust outperformed the broader market amid investors’ appetite for higher-yielding securities. Additionally, sectors that were hit the hardest in the sell-off of early 2020 generally delivered the best performance in the subsequent rebound. The Trust’s positions in health care, transportation and corporate-backed sectors performed well in this environment, as did lower-rated states such as New Jersey and Illinois. Tobacco and Puerto Rico issues also posted robust gains. The Trust’s use of leverage also helped returns by augmenting income and amplifying the effect of rising prices.

On the negative side, the Trust’s short-term pre-refunded bonds—while generating positive absolute returns—lagged the broader market due to their higher credit quality.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	7

Trust Summary as of April 30, 2021 (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	04/30/21		04/30/20
County/City/Special District/School District	21%		20%
Health	16		16
Transportation	14		16
State	13		11
Utilities	10		12
Education	8		10
Housing	7		6
Tobacco	6		6
Corporate	5		3
Other	—	(c)	—

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage
2021	5%
2022	8
2023	5
2024	8
2025	3

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	04/30/21	04/30/20
AAA/Aaa	4%	5%
AA/Aa	36	36
A	28	28
BBB/Baa	14	13
BB/Ba	5	4
B	2	2
C	1	1
N/R(f)	10	11

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2021 and April 30, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 2%, respectively, of the Trust’s total investments.

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Trust Summary as of April 30, 2021	BlackRock Long-Term Municipal Advantage Trust (BTA)

Investment Objective

BlackRock Long-Term Municipal Advantage Trust’s (BTA) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal obligations and derivative instruments with exposure to such municipal obligations, in each case that are expected to pay interest or income that is exempt from U.S. federal income tax (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment and, under normal market conditions, the Trust’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BTA
Initial Offering Date	February 28, 2006
Yield on Closing Market Price as of April 30, 2021 ($13.20)(a)	4.59%
Tax Equivalent Yield(b)	7.75%
Current Monthly Distribution per Common Share(c)	$0.0505
Current Annualized Distribution per Common Share(c)	$0.6060
Leverage as of April 30, 2021(d)	39%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	04/30/21	04/30/20	Change	High	Low
Market Price	$13.20	$10.92	20.88%	$13.21	$10.84
Net Asset Value	13.31	11.20	18.84	13.43	11.20

Market Price and Net Asset Value History for the Past Five Years

T R U S T S U M M A R Y	9

Trust Summary as of April 30, 2021 (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Performance

Returns for the twelve months ended April 30, 2021 were as follows:

	Returns Based On
	Market Price	NAV
BTA(a)(b)	26.94%	24.80%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	24.58	17.88

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Despite rising U.S. Treasury yields, municipal bonds delivered strong returns in the 12-month period. (Prices and yields move in opposite directions.) When the period began in April 2020, the market was still suffering the dislocations caused by COVID-19. Tax-exempt bonds subsequently recovered off their pandemic-driven lows due to the release of multiple coronavirus vaccines, better-than-expected growth, improving municipal finances and robust investor demand. The prospect of substantial fiscal stimulus was an additional tailwind for the market. These factors fueled a decline in yield spreads versus U.S. Treasuries, leading to impressive gains for municipal debt.

The Trust benefited from its positions in bonds with maturities of 20 years and above, which outperformed the broader market. The Trust’s use of leverage, which enhanced portfolio income and amplified the impact of rising prices, was an additional contributor. Positions in lower-rated investment-grade bonds also performed particularly well, as did those rated below investment grade. At the sector level, holdings in state tax-backed, health care and tobacco issues generated robust returns. In the state-tax backed area, lower-rated issuers such as Illinois, New Jersey and Puerto Rico were especially strong performers. The Trust sought to manage interest rate risk using U.S. Treasury futures, which further contributed to results given that Treasury yields rose.

Conversely, the Trust’s positions in shorter duration debt, including pre-refunded securities, underperformed. (Duration is a measure of interest rate sensitivity.) Reinvestment risk remained a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to those that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Trust Summary as of April 30, 2021 (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	04/30/21	04/30/20
County/City/Special District/School District	21%	19%
Health	14	15
Transportation	13	16
Utilities	11	16
Education	11	8
State	10	8
Tobacco	9	11
Corporate	7	5
Housing	4	2

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2021	12%
2022	5
2023	9
2024	6
2025	3

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	04/30/21	04/30/20
AAA/Aaa	3%	3%
AA/Aa	26	31
A	17	17
BBB/Baa	16	19
BB/Ba	8	9
B	5	4
C	1	1
N/R(e)	24	16

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2021 and April 30, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% and 2%, respectively, of the Trust’s total investments.

T R U S T S U M M A R Y	11

Trust Summary as of April 30, 2021	BlackRock Municipal Income Trust (BFK)

Investment Objective

BlackRock Municipal Income Trust’s (BFK) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds that pay interest that is exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade, or if unrated, deemed to be of comparable quality by the investment adviser, at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BFK
Initial Offering Date	July 31, 2001
Yield on Closing Market Price as of April 30, 2021 ($15.05)(a)	4.66%
Tax Equivalent Yield(b)	7.87%
Current Monthly Distribution per Common Share(c)	$0.0585
Current Annualized Distribution per Common Share(c)	$0.7020
Leverage as of April 30, 2021(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	04/30/21	04/30/20	Change	High	Low
Market Price	$15.05	$12.14	23.97%	$15.62	$12.03
Net Asset Value	14.74	12.91	14.18	15.07	12.91

Market Price and Net Asset Value History for the Past Five Years

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of April 30, 2021 (continued)	BlackRock Municipal Income Trust (BFK)

Performance

Returns for the twelve months ended April 30, 2021 were as follows:

	Returns Based On
	Market Price	NAV
BFK(a)(b)	30.10%	19.81%
Lipper General & Insured Municipal Debt Funds (Leveraged)(c)	24.58	17.88

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Despite rising U.S. Treasury yields, municipal bonds delivered strong returns in the 12-month period. (Prices and yields move in opposite directions.) When the period began in April 2020, the market was still suffering the dislocations caused by COVID-19. Tax-exempt bonds subsequently recovered off their pandemic-driven lows due to the release of multiple coronavirus vaccines, better-than-expected growth, improving municipal finances and robust investor demand. The prospect of substantial fiscal stimulus was an additional tailwind for the market. These factors fueled a decline in yield spreads versus U.S. Treasuries, leading to impressive gains for municipal debt.

The Trust’s holdings in long-dated investment grade bonds performed well due to persistent investor demand, diminished supply, and waning credit concerns brought about by expectations for robust federal support for state and local municipalities. Positions in high yield securities (those rated below investment grade) also benefited from significant yield spread compression at a time of robust investor demand for yield.

At the sector level, holdings in tax-backed, transportation, health care and tobacco issues were strong performers. The Trust’s use of leverage, which enhanced portfolio income and amplified the impact of rising prices, was an additional contributor. The Trust sought to manage interest rate risk using U.S. Treasury futures, which was a modest detractor from performance late in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	13

Trust Summary as of April 30, 2021 (continued)	BlackRock Municipal Income Trust (BFK)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	04/30/21		04/30/20
Transportation	21%		22%
State	19		9
Health	13		12
Utilities	13		22
County/City/Special District/School District	11		15
Tobacco	10		10
Corporate	6		4
Education	6		6
Housing	1		—	(c)
Other	—	(c)	—

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage
2021	12%
2022	9
2023	6
2024	7
2025	3

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	04/30/21	04/30/20
AAA/Aaa	5%	5%
AA/Aa	32	29
A	28	25
BBB/Baa	17	22
BB/Ba	7	8
B	1	2
C	1	—
N/R(f)	9	9

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2021 and April 30, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 2%, respectively, of the Trust’s total investments.

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2021	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Arizona — 6.2%
Arizona Health Facilities Authority, Refunding RB, Series A, 5.00%, 02/01/42	$3,300	$3,410,286
Arizona Industrial Development Authority, Refunding RB(a)
Series A, 5.50%, 07/01/52	215	232,475
Series G, 5.00%, 07/01/47	430	477,782
Pinal County Electric District No.3, Refunding RB
4.75%, 07/01/21(b)	680	684,998
4.75%, 07/01/31	3,070	3,091,981
Salt Verde Financial Corp., RB
5.00%, 12/01/32	1,095	1,450,755
5.00%, 12/01/37	4,885	6,787,170
University Medical Center Corp., Refunding RB, 6.00%, 07/01/21(b)	1,600	1,614,880

		17,750,327

Arkansas — 2.5%
Arkansas Development Finance Authority, RB, AMT, 4.50%, 09/01/49(a)	1,550	1,702,411
City of Benton Arkansas, RB, (AGM), 4.00%, 06/01/39	755	831,746
City of Fort Smith Arkansas Water & Sewer Revenue, Refunding RB, Subordinate, 4.00%, 10/01/40	1,250	1,393,587
City of Little Rock Arkansas, RB, 4.00%, 07/01/41	2,645	2,818,671
Pulaski County Public Facilities Board, RB, 5.00%, 12/01/42	465	513,416

		7,259,831

California — 14.0%
ABC Unified School District, GO, Series C, (NPFGC), 0.00%, 08/01/33(c)	3,420	2,672,834
California Housing Finance, RB, M/F Housing, Series 2021-1, Class A, 3.50%, 11/20/35	734	853,597
California Infrastructure & Economic Development Bank, Refunding RB, Series A, 4.00%, 11/01/45	3,330	3,530,033
California Statewide Communities Development Authority, Refunding RB, Series A, 4.00%, 12/01/53	725	760,561
Carlsbad Unified School District, GO, CAB, Series B, 6.00%, 05/01/34	1,500	1,745,370
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 3.50%, 06/01/36	990	1,010,265
Series A-2, 5.00%, 06/01/47	830	857,971
Hartnell Community College District, GO, CAB,
Series D, 7.00%, 08/01/34(d)	2,475	3,161,515
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series A, AMT, (BAM), 4.00%, 03/01/42	2,460	2,734,930
Norwalk-La Mirada Unified School District, Refunding GO, CAB, Series E, (AGC), 0.00%, 08/01/38(c)	12,000	7,538,880
Palomar Community College District, GO, CAB
Series B, 0.00%, 08/01/30(c)	2,270	2,036,576
Series B, 6.20%, 08/01/39(d)	4,000	5,114,800
San Diego Community College District, GO, CAB, 6.00%, 08/01/33	4,200	5,513,298

Security	Par (000)	Value
California (continued)
State of California, Refunding GO
5.00%, 02/01/38	$2,000	$2,161,400
4.00%, 10/01/44	510	558,991

		40,251,021

Colorado — 0.5%
Colorado Educational & Cultural Facilities Authority, Refunding RB, Series A, Class A, 5.00%, 10/01/59(a)	970	1,040,820
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/49	295	332,580

		1,373,400

Connecticut — 1.1%
Connecticut Housing Finance Authority, Refunding RB, M/F Housing, Series E-1, 3.25%, 11/15/54	550	576,329
Connecticut State Health & Educational Facilities
Authority, Refunding RB
Series A, 4.00%, 07/01/41	1,450	1,635,759
Series F, 5.00%, 07/01/21(b)	950	957,324

		3,169,412

District of Columbia — 0.9%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series A, 5.00%, 10/01/53	2,505	2,595,205

Florida — 8.1%
Capital Trust Agency, Inc., RB, Series A, 5.00%, 06/15/49(a)	100	106,196
City of Tampa Florida, RB, CAB(c)
Series A, 0.00%, 09/01/49	465	166,679
Series A, 0.00%, 09/01/53	500	148,995
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/38	365	422,929
County of Miami-Dade Florida, RB, CAB (c) 0.00%, 10/01/32	5,000	3,853,250
0.00%, 10/01/33	15,375	11,433,465
County of Miami-Dade Seaport Department, ARB, Series B, AMT, 6.00%, 10/01/32	3,000	3,374,130
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A-2, 0.00%, 10/01/41	445	237,274
Series A-2, 0.00%, 10/01/42	595	304,682
Series A-2, 0.00%, 10/01/43	540	265,702
Series A-2, 0.00%, 10/01/44	550	260,485
Series A-2, 0.00%, 10/01/45	465	211,961
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45	1,000	1,146,260
Greater Orlando Aviation Authority, ARB, Sub-Series A, AMT, 5.00%, 10/01/52	1,130	1,327,219
Palm Beach County Health Facilities Authority, RB, Series B, 5.00%, 11/15/42	125	150,129

		23,409,356

Georgia — 0.7%
George L Smith II Congress Center Authority, RB, 4.00%, 01/01/54	245	277,017
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/43	525	631,181

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) April 30, 2021	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
Municipal Electric Authority of Georgia, RB
4.00%, 01/01/49	$415	$467,580
5.00%, 01/01/56	565	674,237

		2,050,015

Hawaii — 1.3%
State of Hawaii Department of Budget & Finance, Refunding RB
5.25%, 11/15/37	600	638,160
AMT, 4.00%, 03/01/37	2,770	3,050,878

		3,689,038

Idaho — 1.2%
Idaho Health Facilities Authority, RB, Series A, 5.00%, 03/01/39	3,000	3,352,110

Illinois — 7.4%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	1,235	1,373,184
Series D, 5.00%, 12/01/46	1,635	1,782,043
Series H, 5.00%, 12/01/36	375	440,010
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	550	641,707
Series C, 5.00%, 12/01/34	370	436,966
Series D, 5.00%, 12/01/26	675	803,858
Series F, 5.00%, 12/01/22	505	539,628
Chicago Midway International Airport, Refunding ARB, Series A, 2nd Lien, AMT, 5.00%, 01/01/41	1,900	2,099,139
Chicago O’Hare International Airport, Refunding RB, Series B, AMT, 4.00%, 01/01/29	2,400	2,456,160
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(b)	1,000	1,029,320
Illinois Housing Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.13%, 10/01/38	715	801,436
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	590	689,374
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	455	506,947
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(b)	1,700	1,707,429
State of Illinois, GO
5.00%, 02/01/39	1,000	1,081,150
5.50%, 05/01/39	1,610	2,049,321
Series A, 5.00%, 04/01/38	200	211,650
Series D, 5.00%, 11/01/28	1,585	1,897,039
Upper Illinois River Valley Development Authority, Refunding RB, 5.00%, 01/01/55(a)	610	643,483

		21,189,844

Iowa — 0.8%
Iowa Finance Authority, Refunding RB, Series B, 5.25%, 12/01/50(e)	2,050	2,237,595

Kansas — 1.0%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/39	640	699,552
Kansas City Industrial Development Authority, ARB, AMT, (AGM), 4.00%, 03/01/57	1,015	1,164,286
Seward County Unified School District No.480 Liberal, Refunding GO, 5.00%, 09/01/39	1,085	1,154,191

		3,018,029

Security	Par (000)	Value

Kentucky — 6.0%
County of Boyle, Refunding RB, 5.00%, 06/01/37	$2,000	$2,384,320
Kentucky Economic Development Finance Authority, RB, Series A, 5.38%, 01/01/23(b)	3,400	3,694,542
Kentucky Economic Development Finance Authority, Refunding RB, Series B, (NPFGC), 0.00%, 10/01/23(c)	8,500	8,396,215
Kentucky Public Transportation Infrastructure Authority, RB, CAB(d)
Series C, 6.45%, 07/01/34	1,000	1,196,330
Series C, 6.60%, 07/01/39	1,395	1,655,823

		17,327,230

Louisiana(b) — 0.9%
City of Alexandria Louisiana Utilities Revenue, RB, 5.00%, 05/01/24	1,790	2,045,469
Louisiana Public Facilities Authority, RB, 6.50%, 05/01/21	600	600,000

		2,645,469

Maine — 0.2%
Maine State Housing Authority, RB, S/F Housing, Series C, 3.95%, 11/15/43	505	563,514

Maryland — 0.2%
Anne Arundel County Consolidated Special Taxing District, ST
5.13%, 07/01/36	260	268,601
5.25%, 07/01/44	260	266,892

		535,493

Massachusetts — 2.3%
Massachusetts Development Finance Agency, RB
Series A, 5.25%, 01/01/42	900	1,061,622
Series A, 5.00%, 01/01/47	1,010	1,164,358
Massachusetts Development Finance Agency, Refunding RB
4.00%, 07/01/39	1,375	1,545,005
5.00%, 04/15/40	600	647,094
Series A, 4.00%, 06/01/49	235	264,182
Massachusetts Housing Finance Agency, RB, M/F Housing
Series A, 3.85%, 06/01/46	35	38,116
Series C-1, 2.90%, 12/01/39	365	386,568
Series D-1, 2.55%, 12/01/50	440	442,979
Massachusetts Housing Finance Agency, Refunding RB, S/F Housing, Series 182, AMT, 3.30%, 12/01/28	1,000	1,073,880

		6,623,804

Michigan — 4.1%
Michigan Finance Authority, RB, Series C-2, AMT, Senior Lien, 5.00%, 07/01/22(b)	360	379,224
Michigan Finance Authority, Refunding RB, 4.00%, 11/15/46	900	993,204
Michigan State Hospital Finance Authority, Refunding RB, Series C, 4.00%, 06/01/22(b)	4,150	4,319,320
Michigan State Housing Development Authority, RB, M/F Housing, Series A-1, 3.35%, 10/01/49	3,245	3,443,399
Michigan State Housing Development Authority, RB, S/F Housing
Series A, 4.00%, 06/01/49	750	794,363
Series B, 2.95%, 12/01/39	375	392,921
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,250	1,509,400

		11,831,831

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota — 1.5%
City of Otsego, Refunding RB, Series A, 5.00%, 09/01/44	$700	$732,193
City of Spring Lake Park Minnesota, RB, 5.00%, 06/15/39	1,760	1,949,165
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB, Series A, 5.50%, 07/01/52(a)	305	333,481
Minneapolis-St Paul Metropolitan Airports Commission, Refunding RB, Sub Series D, AMT, 5.00%, 01/01/41	460	541,613
Minnesota Higher Education Facilities Authority, RB, Series 8-K, 4.00%, 03/01/43	615	656,980

		4,213,432

Mississippi — 0.2%
County of Warren Mississippi, RB, Series A, 5.38%, 12/01/35	600	616,608

Missouri — 2.6%
Health & Educational Facilities Authority of the State of Missouri, RB
5.25%, 10/01/21(b)	500	509,960
4.13%, 02/15/43	700	716,856
Series A, 5.00%, 10/01/23(b)	750	832,837
Series A, 5.00%, 06/01/42	860	1,034,675
Series A, 5.00%, 06/01/47	1,230	1,468,915
Series C-2, 5.00%, 10/01/34	1,500	1,657,350
Missouri Development Finance Board, RB, Series B, 5.00%, 11/01/41	1,350	1,376,919

		7,597,512

Nebraska — 1.7%
Central Plains Energy Project, RB, 5.00%, 09/01/42	900	955,125
Douglas County Hospital Authority No.3, Refunding RB, 5.00%, 11/01/45	600	696,660
Nebraska Public Power District, Refunding RB
Series A, 5.00%, 01/01/32	2,535	2,615,587
Series A, 4.00%, 01/01/44	600	611,347

		4,878,719

Nevada — 0.6%
County of Clark Department of Aviation, Refunding RB, Series A-2, Sub Lien, 4.25%, 07/01/36	1,500	1,664,520
Nevada Department of Business & Industry, RB, Series A, 5.00%, 07/15/37(a)	125	136,324

		1,800,844

New Hampshire(a) — 0.3%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	505	525,170
Series C, AMT, 4.88%, 11/01/42	220	229,928

		755,098

New Jersey — 9.2%
Middlesex County Improvement Authority, RB, Series B, 6.25%, 01/01/37(f)(g)	1,510	30,200
New Jersey Economic Development Authority, RB
Series B, 4.50%, 06/15/40	1,930	2,261,285
Series DDD, 5.00%, 06/15/42	160	188,742
AMT, (AGM), 5.13%, 07/01/42	300	330,750
Series B, AMT, 5.63%, 11/15/30	990	1,117,225
New Jersey Health Care Facilities Financing Authority, Refunding RB
Series A, 4.63%, 07/01/21(b)	770	775,482
Series A, 5.63%, 07/01/21(b)	2,560	2,582,298

Security	Par (000)	Value

New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, Refunding RB (continued)
Series A, 5.00%, 07/01/25	$500	$527,945
New Jersey Higher Education Student Assistance Authority, RB, Series B, AMT, 3.50%, 12/01/39	1,120	1,187,917
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series B, AMT, 3.25%, 12/01/39	1,970	2,045,628
New Jersey Transportation Trust Fund Authority, RB
Series A, 5.00%, 06/15/42	395	413,411
Series AA, 5.00%, 06/15/38	290	323,678
Series AA, 5.00%, 06/15/45	2,055	2,396,440
Series AA, 5.00%, 06/15/46	600	676,248
Series AA, 3.00%, 06/15/50	210	215,840
Series B, 5.50%, 06/15/31	2,000	2,011,900
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/35(c)	1,600	1,121,056
New Jersey Transportation Trust Fund Authority, Refunding RB
4.00%, 12/15/39	820	938,736
Series A, 5.00%, 12/15/36	240	292,994
New Jersey Turnpike Authority, RB, Series E, 5.00%, 01/01/45	820	941,032
South Jersey Transportation Authority, RB, Series A, 4.00%, 11/01/50	455	521,425
Tobacco Settlement Financing Corp., Refunding RB, Sub-Series B, 5.00%, 06/01/46	4,770	5,590,631

		26,490,863

New Mexico — 0.3%
New Mexico Hospital Equipment Loan Council, Refunding RB, Series VIC, 5.00%, 08/01/44	680	784,897

New York — 6.7%
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	1,825	1,840,713
Metropolitan Transportation Authority, Refunding RB
Series A, 5.00%, 11/15/41	30	31,887
Series C-1, 4.75%, 11/15/45	1,700	2,044,845
Series C-1, 5.00%, 11/15/50	550	670,554
Series C-1, 5.25%, 11/15/55	810	1,003,606
Series C-1, 5.00%, 11/15/56	320	369,174
Series D, 5.00%, 11/15/31	650	784,576
New York City Housing Development Corp., RB, M/F Housing, Series I-1, 2.55%, 11/01/45	1,940	1,944,404
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(a)	1,400	1,421,042
New York Counties Tobacco Trust VI, Refunding RB, Series C, 4.00%, 06/01/51	1,000	1,010,230
New York Liberty Development Corp., Refunding RB, Series 2, Class 2, 5.15%, 11/15/34(a)	640	715,418
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	350	404,632
New York State Housing Finance Agency, RB, M/F Housing, Series L-1, (SONYMA), 2.50%, 11/01/45	2,635	2,663,221
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	315	398,371
AMT, 5.00%, 10/01/40	900	1,119,492
Port Authority of New York & New Jersey, Refunding ARB Consolidated, 186th Series, AMT, 5.00%, 10/15/36	470	537,986

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) April 30, 2021	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Port Authority of New York & New Jersey, Refunding ARB (continued)
Consolidated, 186th Series, AMT, 5.00%, 10/15/44	$950	$1,081,755
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 5.13%, 06/01/51	1,160	1,290,245

		19,332,151

North Carolina — 0.3%
North Carolina Medical Care Commission, RB, 4.00%, 11/01/52	630	723,568

North Dakota — 0.3%
County of Burleigh North Dakota, Refunding RB, Series A, 5.00%, 07/01/21(b)	720	725,566

Ohio — 4.3%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	3,800	4,268,274
City of Dayton Ohio Airport Revenue, Refunding RB, Series A, AMT, (AGM), 4.00%, 12/01/32	3,000	3,101,670
County of Montgomery Ohio, Refunding RB, 4.00%, 11/15/42	1,050	1,184,117
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	650	719,784
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	35	38,134
State of Ohio, Refunding RB, Series A, 5.00%, 01/15/41	3,010	3,103,761

		12,415,740

Oklahoma — 0.9%
Oklahoma City Public Property Authority, Refunding RB
5.00%, 10/01/36	800	927,664
5.00%, 10/01/39	280	319,847
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/52	680	830,722
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	420	471,315

		2,549,548

Oregon — 1.4%
Oregon Health & Science University, RB, Series A, 4.00%, 07/01/37	575	658,916
Oregon State Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/45	2,485	2,847,760
State of Oregon Housing & Community Services Department, RB, S/F Housing, Series C, 3.95%, 07/01/43	500	526,225

		4,032,901

Pennsylvania — 9.5%
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB, Series B, AMT, 5.00%, 07/01/35	575	684,440
Commonwealth Financing Authority, RB, (AGM), 4.00%, 06/01/39	2,785	3,178,075
Delaware River Port Authority, RB, 4.50%, 01/01/32	3,000	3,316,890
Mckeesport Area School District, Refunding GO, CAB, (FGIC, SAW), 0.00%, 10/01/31(c)(h)	500	423,210
Montgomery County Higher Education and Health Authority, Refunding RB, Series A, 4.00%, 09/01/49	565	629,026

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 4.00%, 04/15/50	$780	$898,747
AMT, 5.00%, 12/31/38	1,610	1,872,027
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	810	856,640
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	155	147,845
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 127B, 3.88%, 10/01/38	665	713,425
Series 128B, 3.85%, 04/01/38	1,505	1,669,692
Pennsylvania Turnpike Commission, RB
Series C, 5.00%, 12/01/39	850	979,387
Series A, Subordinate, 4.00%, 12/01/49	710	811,239
Sub-Series A-1, Subordinate, 5.00%, 12/01/41	2,735	3,192,894
Pottsville Hospital Authority, Refunding RB, Series B, 5.00%, 07/01/45	2,000	2,382,480
School District of Philadelphia, Refunding GO, Series F, (SAW), 5.00%, 09/01/37	800	958,080
State Public School Building Authority, Refunding RB, Series A, (SAW), 5.00%, 06/01/34	3,825	4,619,797

		27,333,894

Puerto Rico — 5.9%
Children’s Trust Fund, Refunding RB
5.50%, 05/15/39	495	507,093
5.63%, 05/15/43	530	536,021
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	2,145	2,236,012
Series A, Senior Lien, 5.13%, 07/01/37	615	641,679
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,593	1,768,501
Series A-1, Restructured, 5.00%, 07/01/58	6,444	7,239,254
Series A-2, Restructured, 4.33%, 07/01/40	861	941,090
Series A-2, Restructured, 4.78%, 07/01/58	1,459	1,624,232
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	4,827	1,522,001

		17,015,883

Rhode Island — 3.5%
Rhode Island Health and Educational Building Corp., Refunding RB, Series A, (AGM, GTD), 3.75%, 05/15/32	1,845	2,107,359
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	1,565	1,665,598
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/40	1,000	1,117,990
Series B, 4.50%, 06/01/45	2,725	2,951,148
Series B, 5.00%, 06/01/50	2,000	2,235,460

		10,077,555

South Carolina — 1.9%
South Carolina Jobs-Economic Development Authority, RB, 5.00%, 01/01/55(a)	755	768,303

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina (continued)
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/38	$1,895	$2,292,609
South Carolina Public Service Authority, RB, Series E, 5.00%, 12/01/48	2,125	2,352,120

		5,413,032

Tennessee — 3.0%
Chattanooga Health Educational & Housing Facility Board, RB, Series A, 5.25%, 01/01/23(b)	2,945	3,192,351
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/44	875	955,990
Greeneville Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 07/01/40	615	686,297
Johnson City Health & Educational Facilities Board, RB, Series A, 5.00%, 08/15/42	1,200	1,262,004
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB
Series A, 5.00%, 07/01/40	1,075	1,282,034
Series A, 5.00%, 07/01/46	945	1,123,038

		8,501,714

Texas — 8.4%
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	105	99,967
Central Texas Turnpike System, RB
Series C, 5.00%, 08/15/37	1,970	2,223,657
Series C, 5.00%, 08/15/42	1,480	1,665,489
City of Houston Texas Airport System Revenue, Refunding RB, Sub-Series A, AMT, 4.00%, 07/01/47	310	351,661
Harris County-Houston Sports Authority, Refunding RB, CAB, Series A, Senior Lien, (AGM, NPFGC), 0.00%, 11/15/38(c)	5,000	2,310,200
Leander Independent School District, Refunding GO, CAB(c)
Series D, (PSF), 0.00%, 08/15/24(b)	550	324,258
Series D, (PSF), 0.00%, 08/15/35	5,450	3,189,940
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/38(c)	16,780	8,669,723
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	930	1,070,318
Red River Education Finance Corp., RB, 5.25%, 03/15/23(b)	1,140	1,247,456
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/35	440	550,664
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A, (GNMA), 4.25%, 09/01/43	300	333,336
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	115	154,690
Texas Transportation Commission, RB, CAB (c)
0.00%, 08/01/35	420	254,209
0.00%, 08/01/36	235	135,191
0.00%, 08/01/37	305	166,338
0.00%, 08/01/38	315	163,148
0.00%, 08/01/44	1,370	517,052
0.00%, 08/01/45	1,800	640,098

		24,067,395

Utah — 0.5%
Utah Charter School Finance Authority, Refunding RB 5.25%, 06/15/37(a)	205	224,324

Security	Par (000)	Value

Utah (continued)
Utah Charter School Finance Authority, Refunding RB (continued)
4.00%, 04/15/42	$600	$639,768
5.38%, 06/15/48(a)	260	281,988
Utah Housing Corp., RB, S/F Housing, Series D-2, Class III, 4.00%, 01/01/36.	375	404,411

		1,550,491

Vermont — 0.1%
Vermont Student Assistance Corp., RB, Series A, AMT, 4.25%, 06/15/32	335	352,229

Virginia — 2.0%
Ballston Quarter Community Development Authority, TA, Series A, 5.38%, 03/01/36	780	789,274
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	1,030	1,040,588
Virginia Housing Development Authority, RB, S/F Housing, Series E, 3.15%, 12/01/49	1,515	1,584,690
Virginia Small Business Financing Authority, RB
AMT, 5.00%, 01/01/48(a)(e)	745	751,772
AMT, Senior Lien, 6.00%, 01/01/37	1,440	1,527,653

		5,693,977

Washington — 0.7%
King County Housing Authority, Refunding RB, 3.00%, 06/01/40	725	772,197
Port of Seattle Washington, ARB, Series A, AMT, 5.00%, 05/01/43	625	735,069
Washington Health Care Facilities Authority, Refunding RB, 5.00%, 09/01/55	470	586,020

		2,093,286

West Virginia — 0.3%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	730	810,840

Wisconsin — 1.0%
Public Finance Authority, RB, Series A, 5.00%, 10/15/50(a)	875	943,451
Public Finance Authority, Refunding RB, AMT, 4.00%, 08/01/35	435	437,010
WPPI Energy, Refunding RB, Series A, 5.00%, 07/01/37	1,330	1,514,790

		2,895,251

Total Municipal Bonds — 126.5% (Cost: $318,349,454)		363,595,518

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

California — 0.5%
Los Angeles Unified School District, GO, Series B-1, 5.25%, 07/01/42(j)	1,182	1,471,356

Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(j)	1,769	2,161,554

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) April 30, 2021	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Connecticut — 1.6%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	$3,902	$4,657,654

District of Columbia — 0.8%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	2,102	2,385,821

Florida — 1.6%
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49	1,860	2,119,619
Pinellas County School Board, COP, Series A, 5.00%, 07/01/41	2,120	2,571,942

		4,691,561

Georgia — 0.6%
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.70%, 06/01/49	1,561	1,732,344

Louisiana — 0.5%
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 05/01/41	1,200	1,333,608

Maryland — 1.2%
Maryland Stadium Authority, RB, 5.00%, 05/01/42	2,760	3,430,928

Massachusetts — 1.3%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 01/01/46	3,018	3,737,060

Michigan — 1.9%
Michigan Finance Authority, RB, 4.00%, 02/15/47	2,759	3,159,751
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,142	2,382,740

		5,542,491

Minnesota — 1.9%
State of Minnesota, RB, Series A, 5.00%, 06/01/38	5,000	5,467,750

Nebraska — 0.1%
Nebraska Investment Finance Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.70%, 03/01/47	150	150,565

Nevada — 1.0%
County of Clark Nevada, GO, Series A, 5.00%, 06/01/38	2,311	2,874,232

New Jersey — 1.6%
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.25%, 06/15/36(j)	2,861	2,887,821
New Jersey Turnpike Authority, Refunding RB, Series G, 4.00%, 01/01/43	1,606	1,822,572

		4,710,393

New York — 9.0%
City of New York Water & Sewer System, RB, Series CC, 5.00%, 06/15/47	4,000	4,384,842
City of New York, Refunding GO, Series B, 4.00%, 08/01/32	1,600	1,765,248

Security	Par (000)	Value

New York (continued)
Hudson Yards Infrastructure Corp., RB
5.75%, 02/15/47(j)	$406	$407,385
5.75%, 02/15/47	249	250,611
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	1,650	1,845,360
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, (SAW), 4.00%, 07/15/42(j)	2,145	2,235,562
New York City Water & Sewer System, Refunding RB, Series BB, 4.00%, 06/15/47	6,000	6,332,400
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	4,500	4,634,510
New York State Thruway Authority, Refunding RB, Series A, 5.00%, 03/15/31	2,360	2,401,489
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/60	1,394	1,581,010

		25,838,417

Ohio — 0.7%
Northeast Ohio Regional Sewer District, Refunding RB, 4.00%, 11/15/49(j)	1,800	1,961,892

Pennsylvania — 1.3%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/36(j)	2,399	2,807,292
Philadelphia Authority for Industrial Development, RB, Series A, 4.00%, 07/01/44	914	976,419

		3,783,711

Texas — 4.9%
Aldine Independent School District, Refunding GO, (PSF-GTD), 5.00%, 02/15/42	2,609	3,179,018
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(b)	2,380	2,579,373
Houston Community College System, GO, 4.00%, 02/15/23(b)	2,160	2,306,578
Howe Independent School District, GO, (PSF-GTD), 4.00%, 08/15/43	1,680	1,909,085
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	1,409	1,462,541
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 3.63%, 09/01/44	698	763,103
Series A, (GNMA), 3.00%, 09/01/45	494	515,164
Series A, (GNMA), 3.75%, 09/01/49	383	418,375
Series A, (GNMA), 3.00%, 03/01/50	936	976,120

		14,109,357

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington — 0.9%
Washington Health Care Facilities Authority, Refunding RB, Series B, 4.13%, 08/15/43	$2,213	$2,452,770

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.2% (Cost: $86,002,111)		92,493,464

Total Long-Term Investments — 158.7% (Cost: $404,351,565)		456,088,982

	Shares

Short-Term Securities

Money Market Funds — 2.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(k)(l)	7,419,347	7,420,831

Total Short-Term Securities — 2.6% (Cost: $7,420,831)		7,420,831

Total Investments — 161.3% (Cost: $411,772,396)		463,509,813

Other Assets Less Liabilities — 1.4%		4,024,610

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.9)%.		(54,230,316)

VMTP Shares at Liquidation Value — (43.8)%		(125,900,000)

Net Assets Applicable to Common Shares — 100.0%		$287,404,107

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between July 15, 2021 to February 15, 2047, is $8,975,112.

See	Note 4 of the Notes to Financial Statements for details.

(k) Affiliate of the Trust.

(l) Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$4,003,899	$3,417,029	(a)	$—	$429	$(526)	$7,420,831	7,419,347	$308	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) April 30, 2021	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year US Treasury Note	103	06/21/21	$13,609	$(56,168)
U.S. Long Treasury Bond	49	06/21/21	7,708	(84,063)

				$(140,231)

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$140,231	$—	$140,231

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$562,315	$—	$562,315

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(140,231)	$—	$(140,231)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$7,458,844

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$363,595,518	$—	$363,595,518
Municipal Bonds Transferred to Tender Option Bond Trusts	—	92,493,464	—	92,493,464
Short-Term Securities
Money Market Funds	7,420,831	—	—	7,420,831

	$7,420,831	$456,088,982	$—	$463,509,813

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(140,231)	$—	$—	$(140,231)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(54,214,390)	$—	$(54,214,390)
VMTP Shares at Liquidation Value	—	(125,900,000)	—	(125,900,000)

	$—	$(180,114,390)	$—	$(180,114,390)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments April 30, 2021	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 2.5%
County of Jefferson Alabama Sewer Revenue, Refunding RB, Series D, Sub Lien, 6.00%, 10/01/42	$1,655	$1,906,643
Health Care Authority of the City of Huntsville, RB, Series B1, 4.00%, 06/01/45	395	456,888
Hoover Industrial Development Board, RB, AMT, 6.38%, 11/01/50(a)	1,325	1,671,938
Tuscaloosa County Industrial Development Authority, Refunding RB(b)
Series A, 4.50%, 05/01/32	180	202,952
Series A, 5.25%, 05/01/44	230	266,165

		4,504,586

Alaska — 0.6%
Northern Tobacco Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/46	1,045	1,058,157

Arizona — 3.7%
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.13%, 07/01/37	360	402,905
Series A, 5.38%, 07/01/50	925	1,025,196
Series A, 5.50%, 07/01/52	855	924,494
Series G, 5.00%, 07/01/47	135	150,001
Industrial Development Authority of the City of Phoenix, RB
Series A, 5.00%, 07/01/33	870	893,855
Series A, 5.00%, 07/01/46(b)	1,255	1,377,112
Industrial Development Authority of the City of Phoenix, Refunding RB, Series A, 5.00%, 07/01/35(b)	125	137,010
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 07/01/56(b)	235	242,412
Maricopa County Industrial Development Authority, Refunding RB, Series A, 4.13%, 09/01/38	375	432,079
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	725	1,007,308

		6,592,372

Arkansas(b) — 2.8%
Arkansas Development Finance Authority, RB
AMT, 4.50%, 09/01/49	925	1,015,955
AMT, 4.75%, 09/01/49	3,570	4,012,395

		5,028,350

California — 3.5%
California County Tobacco Securitization Agency, Refunding RB, Series A, 5.00%, 06/01/47	140	141,403
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	70	76,981
Series A, 5.25%, 08/15/49	175	190,778
California Public Finance Authority, RB, Series A, 6.25%, 07/01/54(b)	850	972,748
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	355	394,629
Golden State Tobacco Securitization Corp., Refunding RB, Series A-2, 5.00%, 06/01/47	535	553,029
Hastings Campus Housing Finance Authority, RB, CAB, Sub-Series A, 6.75%, 07/01/61(b)(c)	830	455,712
San Francisco City & County Redevelopment Agency Successor Agency, TA, CAB, Series D, 0.00%, 08/01/31(b)(d)	1,265	774,939

Security	Par (000)	Value

California (continued)
San Marcos Unified School District, GO, CAB, Series B, 0.00%, 08/01/38(d)	$3,725	$2,523,911
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(e)	165	189,130

		6,273,260

Colorado — 2.7%
Centerra Metropolitan District No.1, TA, 5.00%, 12/01/47(b)	275	288,373
Constitution Heights Metropolitan District, Refunding GO, 5.00%, 12/01/49	500	541,280
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	1,550	1,769,526
Pueblo Urban Renewal Authority, TA, 4.75%, 12/01/45(b)	650	723,080
Rocky Mountain Rail Park Metropolitan District, GO, Series A, 5.00%, 12/01/41(b)	500	543,960
Table Mountain Metropolitan District, GO, Series A, 5.25%, 12/01/21(e)	977	1,015,191

		4,881,410

Connecticut(b) — 0.7%
Connecticut State Health & Educational Facilities Authority, RB
Series A, 5.00%, 01/01/45	160	175,280
Series A, 5.00%, 01/01/55	210	227,905
Mohegan Tribe of Indians of Connecticut, Refunding RB, Series C, 6.25%, 02/01/30	860	885,559

		1,288,744

District of Columbia — 1.1%
District of Columbia, Refunding RB, Series A, 6.00%, 07/01/23(e)	260	292,664
District of Columbia, TA, 5.13%, 06/01/41	750	752,752
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	870	986,145

		2,031,561

Florida — 7.9%
Capital Region Community Development District, Refunding SAB
Series A-1, 5.13%, 05/01/39	210	233,266
Series A-2, 4.60%, 05/01/31	515	573,195
Capital Trust Agency, Inc., RB(b)
0.00%, 07/01/61(d)	25,215	1,684,110
Series A, 5.75%, 06/01/54	450	477,436
Charlotte County Industrial Development Authority, RB(b)
AMT, 5.00%, 10/01/34	120	135,593
AMT, 5.00%, 10/01/49	560	606,564
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(d)
Series A-2, 0.00%, 10/01/46	775	339,675
Series A-2, 0.00%, 10/01/47	745	314,435
Series A-2, 0.00%, 10/01/48	525	213,397
Series A-2, 0.00%, 10/01/49	435	170,211
Florida Development Finance Corp., RB(b)
5.25%, 06/01/55	525	584,346
Series A, AMT, 5.00%, 08/01/29(a)	740	765,145
Series B, AMT, 7.38%, 01/01/49	1,195	1,240,780
Lakes of Sarasota Community Development District, SAB
Series A-1, 2.75%, 05/01/26	100	99,704
Series A-1, 3.90%, 05/01/41	285	287,836
Series B-1, 3.00%, 05/01/26	100	99,582
Series B-1, 4.13%, 05/01/41	200	202,174

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Lakes of Sarasota Community Development District, SAB (continued)
Series B-1, 4.30%, 05/01/51	$100	$100,897
Lakewood Ranch Stewardship District, SAB
4.00%, 05/01/21	54	53,750
4.25%, 05/01/26	100	104,797
5.13%, 05/01/46	375	400,642
Series 1B, 4.75%, 05/01/29	270	302,783
Series 1B, 5.30%, 05/01/39	310	354,934
Series 1B, 5.45%, 05/01/48	550	625,003
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/21(e)	1,080	1,111,558
Tolomato Community Development District, Refunding SAB, Series 2015-2, 6.61%, 05/01/40(c)	310	223,188
Tolomato Community Development District, Refunding SAB, CAB, Series A-4, 6.61%, 05/01/40(c)	120	114,742
Tolomato Community Development District, SAB (f)(g)
3rd Series, 6.65%, 05/01/40	275	3
Series 2015-1, 6.61%, 05/01/40(c)	505	461,545
Series 2015-3, 6.61%, 05/01/40	340	3
Trout Creek Community Development District, SAB
5.00%, 05/01/28	160	177,064
5.50%, 05/01/49	570	635,772
Village Community Development District No.10, SAB, 5.13%, 05/01/43	735	763,489
West Villages Improvement District, SAB
4.75%, 05/01/39	220	240,964
5.00%, 05/01/50	450	492,480

		14,191,063

Georgia — 3.6%
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 08/15/54	240	278,117
George L Smith II Congress Center Authority, RB, 4.00%, 01/01/54	260	293,977
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	1,770	2,623,972
Municipal Electric Authority of Georgia, RB
4.00%, 01/01/49	865	974,595
4.00%, 01/01/59	1,640	1,825,631
Municipal Electric Authority of Georgia, Refunding RB, Sub-Series A, 4.00%, 01/01/49	320	360,493

		6,356,785

Illinois — 7.6%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	795	883,953
Series D, 5.00%, 12/01/46	1,035	1,128,287
Series H, 5.00%, 12/01/36	935	1,097,092
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	350	408,359
Series C, 5.00%, 12/01/27	415	502,652
Series C, 5.00%, 12/01/34	940	1,110,131
Series F, 5.00%, 12/01/22	325	347,285
City of Chicago Illinois, Refunding GO, Series A, 6.00%, 01/01/38	595	722,693
Cook County Community College District No.508, GO, 5.50%, 12/01/38	350	382,812
Illinois Finance Authority, Refunding RB, Series C, 5.00%, 02/15/41	1,500	1,790,760
Metropolitan Pier & Exposition Authority, RB Series A, 5.50%, 06/15/53	200	231,664

Security	Par (000)	Value

Illinois (continued)
Metropolitan Pier & Exposition Authority, RB (continued)
Series A, 5.00%, 06/15/57	$555	$648,479
Metropolitan Pier & Exposition Authority, RB, CAB, Series A, 0.00%, 12/15/52(d)	750	267,653
Metropolitan Pier & Exposition Authority, Refunding RB, Series B, 5.00%, 06/15/52	225	254,450
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, 0.00%, 12/15/54(d)	500	162,680
State of Illinois, GO
5.00%, 05/01/27	500	558,545
5.00%, 01/01/28	1,005	1,182,704
5.00%, 03/01/37	755	780,511
Series A, 5.00%, 01/01/33	555	570,412
University of Illinois, RB, Series A, 5.00%, 04/01/44	475	530,252

		13,561,374

Indiana — 4.9%
City of Anderson Indiana, RB, 5.38%, 01/01/40	285	293,527
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	365	403,697
AMT, 7.00%, 01/01/44	885	988,492
City of Vincennes Indiana, Refunding RB, 6.25%, 01/01/29(b)	890	890,321
Indiana Finance Authority, RB
Series A, 1st Lien, 5.25%, 10/01/38	1,285	1,311,098
Series A, AMT, 6.75%, 05/01/39	515	643,086
Series A, AMT, 5.00%, 07/01/44	160	171,173
Series A, AMT, 5.00%, 07/01/48	520	560,789
Series A, AMT, 5.25%, 01/01/51	2,190	2,389,925
Indiana Housing & Community Development Authority, RB, 5.38%, 10/01/40(b)	595	615,807
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	445	479,523

		8,747,438

Iowa — 1.6%
Iowa Finance Authority, Refunding RB
5.25%, 12/01/25	660	714,523
Series B, 5.25%, 12/01/50(a)	825	900,496
Iowa Student Loan Liquidity Corp., Refunding RB, Series B, AMT, 3.00%, 12/01/39	1,175	1,190,827

		2,805,846

Kansas — 0.6%
Kansas City Industrial Development Authority, ARB, AMT, (AGM), 4.00%, 03/01/57	975	1,118,403

Kentucky — 0.7%
Kentucky Economic Development Finance Authority, RB, Series A, 5.25%, 01/01/23(e)	460	498,897
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, 6.75%, 07/01/43(c)	565	671,836

		1,170,733

Louisiana — 1.5%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 5.00%, 07/01/54(b)	445	458,612
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 05/15/31	285	285,593
Series A, 5.25%, 05/15/32	380	396,933

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) April 30, 2021	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
Tobacco Settlement Financing Corp., Refunding RB (continued)
Series A, 5.25%, 05/15/33	$415	$433,397
Series A, 5.25%, 05/15/35	945	1,023,756

		2,598,291

Maine — 0.3%
Maine Health & Higher Educational Facilities Authority, RB, 6.75%, 07/01/21(e)	470	474,912

Maryland(b) — 1.6%
County of Frederick Maryland, Refunding TA, 4.63%, 07/01/43	960	1,101,965
Maryland Health & Higher Educational Facilities Authority, RB, Series A, 7.00%, 03/01/55	1,480	1,699,291

		2,801,256

Massachusetts — 1.7%
Massachusetts Development Finance Agency, RB Series A, 6.50%, 11/15/23(b)(e)	1,000	1,159,120
Series A, 5.00%, 01/01/47	860	991,434
Massachusetts Housing Finance Agency, RB, M/F Housing, Series D-1, 2.55%, 12/01/50	195	196,320
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.45%, 12/01/42	610	647,649

		2,994,523

Michigan — 2.1%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Series A, Senior Lien, 5.25%, 07/01/22(e)	1,970	2,085,029
City of Detroit Michigan, GO
5.00%, 04/01/34	140	165,239
5.00%, 04/01/35	140	164,752
5.00%, 04/01/36	95	111,506
5.00%, 04/01/37	155	181,409
5.00%, 04/01/38	70	81,703
Michigan Finance Authority, RB, Series C-1, Senior Lien, 5.00%, 07/01/22(e)	410	432,751
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	500	600,680

		3,823,069

Minnesota — 2.1%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	1,940	2,192,588
Series A, 5.25%, 02/15/58	655	797,653
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Refunding RB, Series A, 5.50%, 09/01/36	690	791,292

		3,781,533

Missouri — 0.5%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, 5.50%, 05/01/43	115	123,563
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB
Series A, 4.38%, 11/15/35	330	332,703
Series A, 4.75%, 11/15/47	365	368,964

		825,230

Nebraska — 0.2%
Central Plains Energy Project, RB, 5.25%, 09/01/37	285	303,559

New Hampshire — 1.0%
New Hampshire Business Finance Authority, RB
Series A, 4.13%, 08/15/40	260	263,994

Security	Par (000)	Value

New Hampshire (continued)
New Hampshire Business Finance Authority, RB (continued)
Series A, 4.25%, 08/15/46	$290	$292,639
Series A, 4.50%, 08/15/55	600	605,838
New Hampshire Business Finance Authority, Refunding RB(a)(b)
Series A, 3.63%, 07/01/43	230	237,693
Series B, AMT, 3.75%, 07/01/45	375	386,606

		1,786,770

New Jersey — 9.7%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	475	508,611
5.25%, 11/01/44	1,160	1,234,402
New Jersey Economic Development Authority, RB Series EEE, 5.00%, 06/15/43	195	234,640
AMT, 5.13%, 09/15/23	1,090	1,160,610
New Jersey Economic Development Authority, Refunding RB, Series BBB, 5.50%, 06/15/31	1,225	1,519,024
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	785	825,993
New Jersey Higher Education Student Assistance Authority, Refunding RB, Sub-Series C, AMT, 3.63%, 12/01/49	645	659,648
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/45	585	660,670
Series B, 5.25%, 06/15/36	845	849,673
Series S, 5.25%, 06/15/43	2,535	3,140,763
New Jersey Turnpike Authority, RB, Series A, 4.00%, 01/01/48	245	279,021
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	730	900,579
Series A, 5.25%, 06/01/46	1,700	2,044,012
Sub-Series B, 5.00%, 06/01/46	2,825	3,311,013

		17,328,659

New York — 20.4%
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	910	917,835
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47	2,440	2,451,371
Metropolitan Transportation Authority, RB
Series B, 5.25%, 11/15/38	1,125	1,271,295
Series B, 5.25%, 11/15/39	400	451,640
Metropolitan Transportation Authority, Refunding RB, Series C-1, 4.75%, 11/15/45	985	1,184,807
New York City Housing Development Corp., RB, M/F Housing, Series I-1, (FHA 542 (C)), 2.65%, 11/01/50	980	983,322
New York City Industrial Development Agency, Refunding RB, (AGM), 3.00%, 03/01/49	665	691,208
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series B-1, 4.00%, 11/01/45	5,000	5,797,450
New York Counties Tobacco Trust IV, Refunding RB
Series A, 6.25%, 06/01/41(b)	900	913,527
Series A, 5.00%, 06/01/42	1,505	1,520,110
Series A, 5.00%, 06/01/45	555	560,550
New York Counties Tobacco Trust VI, Refunding RB, Series A-2-B, 5.00%, 06/01/51	1,000	1,056,020
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	6,140	6,323,709

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York Liberty Development Corp., Refunding RB
5.75%, 11/15/51	$2,220	$2,282,870
Series 1, Class 1, 5.00%, 11/15/44(b)	2,355	2,564,077
Series 2, Class 2, 5.15%, 11/15/34(b)	160	178,854
Series 2, Class 2, 5.38%, 11/15/40(b)	395	444,462
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	565	653,191
New York State Dormitory Authority, Refunding RB, 5.00%, 12/01/33(b)	410	483,460
New York State Housing Finance Agency, RB, M/F Housing, Series L-1, (SONYMA), 2.60%, 11/01/50	1,025	1,041,103
New York Transportation Development Corp., ARB, Series A, AMT, 5.25%, 01/01/50	1,000	1,126,200
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	190	240,287
AMT, 5.00%, 10/01/40	535	665,476
New York Transportation Development Corp., Refunding ARB, AMT, 5.38%, 08/01/36	730	903,850
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	1,635	1,777,261

		36,483,935

Ohio — 4.3%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	3,470	3,897,608
County of Hamilton Ohio, Refunding RB, 4.00%, 08/15/50	800	928,256
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	400	442,944
Port of Greater Cincinnati Development Authority, RB, 4.25%, 12/01/50(b)	185	186,321
Southern Ohio Port Authority, RB, Series A, AMT, 7.00%, 12/01/42(b)	805	908,909
State of Ohio, RB, AMT, 5.00%, 06/30/53	1,220	1,364,753

		7,728,791

Oklahoma — 3.7%
Oklahoma Development Finance Authority, RB
7.25%, 09/01/51(b)	2,205	2,256,332
Series B, 5.00%, 08/15/38	1,450	1,764,186
Series B, 5.25%, 08/15/43	1,305	1,596,472
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/45	925	979,288

		6,596,278

Oregon — 0.2%
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(d)	625	352,750

Pennsylvania — 2.2%
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(b)	470	531,640
Bucks County Industrial Development Authority, RB
4.00%, 07/01/46	100	109,526
4.00%, 07/01/51	100	109,072
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42	300	315,891
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 12/31/38	465	540,679

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	$720	$761,458
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/44	805	935,410
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	520	596,861

		3,900,537

Puerto Rico — 6.1%
Children’s Trust Fund, RB, Series B, 0.00%, 05/15/57(d)	3,645	194,825
Children’s Trust Fund, Refunding RB, 5.63%, 05/15/43	820	829,315
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Series A, Senior Lien, 5.25%, 07/01/42	1,875	1,968,244
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,529	1,697,450
Series A-1, Restructured, 5.00%, 07/01/58	3,066	3,444,375
Series A-2, Restructured, 4.33%, 07/01/40	923	1,008,880
Series A-2, Restructured, 4.78%, 07/01/58	1,038	1,155,554
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	1,914	603,503

		10,902,146

Rhode Island — 2.6%
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	515	548,104
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/40	420	469,556
Series B, 4.50%, 06/01/45	1,875	2,030,606
Series B, 5.00%, 06/01/50	1,360	1,520,113

		4,568,379

South Carolina — 3.0%
South Carolina Jobs-Economic Development Authority, RB, Series A, 5.00%, 11/15/54	165	179,763
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/43	1,110	1,329,058
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	1,840	2,094,472
Series E, 5.00%, 12/01/48	420	464,890
Series E, 5.50%, 12/01/53	750	838,027
South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	430	503,130

		5,409,340

Tennessee — 1.7%
Memphis-Shelby County Industrial Development Board, Refunding TA
Series A, 5.50%, 07/01/37	490	501,040
Series A, 5.63%, 01/01/46	570	573,374
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB
Series A, 4.00%, 10/01/49	290	305,385
Series A, 5.25%, 10/01/58	1,430	1,652,050

		3,031,849

Texas — 6.6%
Arlington Higher Education Finance Corp., Refunding RB, 5.00%, 08/15/41	180	195,583

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) April 30, 2021	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Brazoria County Industrial Development Corp., RB, AMT, 7.00%, 03/01/39	$325	$348,140
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	285	271,340
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	125	145,894
City of Houston Texas Airport System Revenue, Refunding RB, Series C, AMT, 5.00%, 07/15/27	800	933,216
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(e)	210	233,730
Harris County-Houston Sports Authority, Refunding RB, CAB, Series A, Senior Lien, (AGM, NPFGC), 0.00%, 11/15/34(d)	3,000	1,806,210
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/37(d)	5,200	2,797,756
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(b)	430	456,079
Newark Higher Education Finance Corp., RB(b)
Series A, 5.50%, 08/15/35	135	155,871
Series A, 5.75%, 08/15/45	275	314,270
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	1,890	2,175,163
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.00%, 12/31/55	1,025	1,159,111
Texas Transportation Commission, RB, CAB, 0.00%, 08/01/43(d)	2,205	881,096

		11,873,459

Utah(b) — 0.1%
Utah Charter School Finance Authority, RB
Series A, 5.00%, 06/15/41	100	111,417
Series A, 5.00%, 06/15/52	125	136,190

		247,607

Vermont — 0.4%
Vermont Student Assistance Corp., RB, Series A, AMT, 3.38%, 06/15/36	775	808,627

Virginia — 2.3%
Ballston Quarter Community Development Authority, TA Series A, 5.00%, 03/01/26	260	264,706
Series A, 5.13%, 03/01/31	510	516,875
Norfolk Redevelopment & Housing Authority, RB
Series A, 5.00%, 01/01/34	235	253,349
Series A, 5.00%, 01/01/49	455	483,387
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	1,025	1,035,537
Virginia Small Business Financing Authority, RB, AMT, Senior Lien, 6.00%, 01/01/37	1,540	1,633,740

		4,187,594

Washington — 1.1%
Port of Seattle Washington, ARB, Series C, AMT, 5.00%, 04/01/40	350	396,998
Washington Health Care Facilities Authority, RB, Series A, 5.75%, 01/01/23(e)	1,020	1,112,014
Washington State Convention Center Public Facilities District RB, 4.00%, 07/01/58	380	411,992

		1,921,004

Wisconsin — 4.2%
Public Finance Authority, RB 5.00%, 06/15/41(b)	165	173,220

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, RB (continued)
5.00%, 01/01/42(b)	$290	$303,021
5.00%, 06/15/55(b)	440	448,813
5.00%, 01/01/56(b)	710	729,064
Series A, 6.25%, 10/01/31(b)	290	304,845
Series A, 5.00%, 11/15/41	95	114,095
Series A, 7.00%, 10/01/47(b)	290	303,961
Series A, 5.00%, 10/15/50(b)	530	571,462
Series A-1, 4.50%, 01/01/35(b)	600	664,722
Series A-1, 5.50%, 12/01/48(b)(f)(g)	9	3,163
Series A-1, 5.00%, 01/01/55(b)	1,290	1,439,124
Series B, 0.00%, 01/01/35(b)(d)	1,120	517,451
Series B, 0.00%, 01/01/60(b)(d)	16,025	1,341,293
Wisconsin Health & Educational Facilities Authority, Refunding RB
5.00%, 11/01/46	230	247,275
5.00%, 11/01/54	380	403,245

		7,564,754

Total Municipal Bonds — 124.1% (Cost: $200,443,647)		221,904,934

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

California — 2.1%
City of Los Angeles Department of Airports, ARB, Series B, AMT, 5.00%, 05/15/46	2,700	3,157,488
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	495	587,843

		3,745,331

Colorado — 1.1%
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/49(i)	1,810	2,040,576

Florida — 1.5%
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45(i)	2,321	2,660,360

Georgia — 0.7%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	1,025	1,152,192

Idaho — 1.3%
Idaho State Building Authority, RB, Series A, 4.00%, 09/01/48	2,120	2,388,710

Illinois — 2.3%
Illinois Finance Authority, RB, Series A, (AGM), 6.00%, 08/15/41	2,340	2,376,808
Illinois State Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	1,498	1,727,621

		4,104,429

Iowa — 1.1%
Iowa Finance Authority, Refunding RB, Series E, 4.00%, 08/15/46	1,815	1,988,369

Massachusetts — 5.3%
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.50%, 12/01/47	2,009	2,175,640
Massachusetts School Building Authority, RB, Series B, 5.00%, 10/15/21(e)	7,112	7,267,264

		9,442,904

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan — 1.3%
Michigan Finance Authority, RB, 4.00%, 02/15/47	$2,000	$2,290,819

New Jersey — 0.8%
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series C, AMT, 4.25%, 12/01/50	1,338	1,430,231

New York — 4.1%
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	2,390	2,672,976
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series C, 3.00%, 05/01/46	1,187	1,260,352
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/60	1,725	1,957,064
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,215	1,444,781

		7,335,173

North Carolina — 1.4%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25(e)	1,180	1,416,142
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B, (FHLMC, FNMA, GNMA), 4.00%, 01/01/48	1,015	1,119,900

		2,536,042

Pennsylvania — 2.8%
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49(i)	2,502	2,882,194
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,680	2,046,693

		4,928,887

Rhode Island — 1.5%
Rhode Island Health and Educational Building Corp., RB, Series A, 4.00%, 09/15/47	2,448	2,718,282

Texas(e) — 7.3%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23	11,000	11,921,470
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue, Refunding RB, Series A, 5.00%, 11/01/21	1,170	1,197,413

		13,118,883

Virginia(i) — 2.1%
Hampton Roads Transportation Accountability Commission, RB
Series A, Senior Lien, 5.50%, 07/01/57	2,224	2,780,383
Series A, Senior Lien, 4.00%, 07/01/60	795	921,318

		3,701,701

West Virginia — 1.2%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(i)	1,891	2,125,826

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 37.9% (Cost: $62,909,507)		67,708,715

Total Long-Term Investments — 162.0% (Cost: $263,353,154)		289,613,649

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(j)(k)	133,633	$133,660

Total Short-Term Securities — 0.1% (Cost: $133,660)		133,660

Total Investments — 162.1% (Cost: $263,486,814)		289,747,309

Other Assets Less Liabilities — 1.8%		3,250,981

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.6)%		(38,617,721)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (42.3)%		(75,628,782)

Net Assets Applicable to Common Shares — 100.0%		$178,751,787

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	Zero-coupon bond.
(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Non-income producing security.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between January 1, 2026 to July 1, 2028, is $6,953,518. See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Trust.
(k)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) April 30, 2021	BlackRock Long-Term Municipal Advantage Trust (BTA)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$677,105	$—	$(543,496)	(a)	$58	$(7)	$133,660	133,633	$224	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note.	62	06/21/21	$8,192	$113,713
U.S. Long Treasury Bond	36	06/21/21	5,663	119,578

				$233,291

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$233,291	$—	$233,291

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$538,973	$—	$538,973

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$233,291	$—	$233,291

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$9,723,281

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock Long-Term Municipal Advantage Trust (BTA)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$221,904,934	$—	$221,904,934
Municipal Bonds Transferred to Tender Option Bond Trusts	—	67,708,715	—	67,708,715
Short-Term Securities
Money Market Funds	133,660	—	—	133,660

	$133,660	$289,613,649	$—	$289,747,309

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$233,291	$—	$—	$233,291

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(38,607,260)	$—	$(38,607,260)
VRDP Shares at Liquidation Value	—	(76,000,000)	—	(76,000,000)

	$—	$(114,607,260)	$—	$(114,607,260)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments April 30, 2021	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 2.4%
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	$1,555	$1,728,429
Series A, Senior Lien, (AGM), 5.25%, 10/01/48	2,275	2,537,854
Series D, Sub Lien, 6.00%, 10/01/42	5,740	6,612,767
Series D, Sub Lien, 7.00%, 10/01/51	1,765	2,087,713
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	2,110	3,073,679

		16,040,442

Arizona — 4.3%
Glendale Industrial Development Authority, RB
5.00%, 05/15/41	180	203,285
5.00%, 05/15/56	725	805,997
Industrial Development Authority of the City of Phoenix, RB, Series A, 5.00%, 07/01/46(a)	3,400	3,730,820
Salt Verde Financial Corp., RB
5.00%, 12/01/32	10,030	13,288,647
5.00%, 12/01/37	7,460	10,364,849

		28,393,598

Arkansas — 0.8%
Arkansas Development Finance Authority, RB, AMT, 4.50%, 09/01/49(a)	4,985	5,475,175

California — 7.4%
California Educational Facilities Authority, RB, Series V-1, 5.00%,) 05/01/49	4,230	6,580,695
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/33	2,465	2,700,087
Series A, 4.00%, 04/01/45	790	909,843
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	290	318,922
Series A, 5.25%, 08/15/49	715	779,464
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(a)	2,970	3,104,452
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	1,495	1,661,887
City of Los Angeles Department of Airports, Refunding ARB
Series A, AMT, 5.00%, 05/15/31	690	921,840
Series A, AMT, 5.00%, 05/15/32	825	1,099,222
Series A, AMT, 5.00%, 05/15/33	815	1,076,061
Series A, AMT, 5.00%, 05/15/34	855	1,123,359
Series A, AMT, 5.00%, 05/15/35	1,345	1,758,897
Series A, AMT, 5.00%, 05/15/38	580	751,268
Series A, AMT, 5.00%, 05/15/39	625	807,144
Series A, AMT, 5.00%, 05/15/40	1,310	1,687,097
Series A, AMT, 5.00%, 05/15/41	1,410	1,811,737
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.25%, 06/01/47	1,070	1,108,937
Series A-2, 5.00%, 06/01/47	4,335	4,481,089
Riverside County Transportation Commission, RB, CAB(b)
Series B, Senior Lien, 0.00%, 06/01/41	5,000	2,931,750
Series B, Senior Lien, 0.00%, 06/01/42	6,000	3,392,940
Series B, Senior Lien, 0.00%, 06/01/43	5,000	2,697,900

Security	Par (000)	Value

California (continued)
San Marcos Unified School District, GO, CAB(b)
Series B, 0.00%, 08/01/34	$3,500	$2,706,375
Series B, 0.00%, 08/01/36	4,000	2,890,840
State of California, Refunding GO, 3.00%, 12/01/46	1,010	1,091,800
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(c)	690	790,906

		49,184,512

Colorado — 1.8%
Arapahoe County School District No.6 Littleton, GO, Series A, (SAW), 5.50%, 12/01/43	3,485	4,571,902
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	3,565	4,054,581
State of Colorado, COP, Series O, 4.00%, 03/15/44	2,580	2,980,313

		11,606,796

Connecticut — 0.4%
State of Connecticut Special Tax Revenue, RB
Series A, 4.00%, 05/01/36.	670	802,888
Series A, 4.00%, 05/01/39	420	497,389
State of Connecticut, GO, Series A, 4.00%, 01/15/38	1,300	1,535,703

		2,835,980

Delaware — 0.4%
Delaware Transportation Authority, RB, 5.00%, 06/01/55	2,280	2,613,404

District of Columbia — 5.7%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	23,035	23,693,110
District of Columbia, Refunding RB
5.00%, 04/01/35	865	1,035,543
5.00%, 10/01/48	4,590	5,387,329
Series A, 6.00%, 07/01/23(c)	1,480	1,665,933
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series A, 5.00%, 10/01/53	3,990	4,133,680
Series B, Subordinate, 4.00%, 10/01/49	1,550	1,756,925

		37,672,520

Florida — 3.8%
Capital Projects Finance Authority, Refunding RB
Series A-1, 5.00%, 10/01/32	395	481,308
Series A-1, 5.00%, 10/01/33	435	527,011
Series A-1, 5.00%, 10/01/34	435	524,075
Series A-1, 5.00%, 10/01/35	145	173,996
Collier County Health Facilities Authority, Refunding RB,
Series A, 5.00%, 05/01/45	2,620	2,955,936
Florida Development Finance Corp., RB
Series A, 5.00%, 06/15/40	435	494,512
Series A, 5.00%, 06/15/50	1,455	1,622,223
Series A, 5.00%, 06/15/55	875	972,554
Miami-Dade County Florida Aviation Revenue, Refunding RB
Series A, 4.00%, 10/01/37	655	781,140
Series A, 4.00%, 10/01/38	655	778,684
Series A, 4.00%, 10/01/39	490	580,096
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/21(c)	5,885	6,056,960
Sarasota County Florida Utility System Revenue, RB
Series A, 5.00%, 10/01/45	875	1,126,895
Series A, 5.00%, 10/01/50	1,310	1,675,267

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Stevens Plantation Community Development District, SAB, Series A, 7.10%, 05/01/35(d)(e)	$3,159	$2,001,047
Volusia County Educational Facility Authority, Refunding RB, 5.00%, 10/15/49	3,535	4,335,218

		25,086,922

Georgia — 2.5%
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 08/15/54	1,010	1,170,408
George L Smith II Congress Center Authority, RB, 4.00%, 01/01/54	710	802,783
Georgia Housing & Finance Authority, RB, S/F Housing Series B, 2.50%, 06/01/50	1,455	1,458,725
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	990	1,357,399
Series A, 5.00%, 05/15/36	990	1,368,794
Series A, 5.00%, 05/15/37	1,085	1,514,226
Series A, 5.00%, 05/15/38	600	847,236
Series A, 5.00%, 05/15/49	1,990	2,950,115
Municipal Electric Authority of Georgia, RB, 4.00%, 01/01/49	3,145	3,511,455
Municipal Electric Authority of Georgia, Refunding RB Sub-Series A, 4.00%, 01/01/49	1,230	1,385,644

		16,366,785

Idaho — 0.3%
Idaho Health Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	1,485	1,784,673

Illinois — 11.5%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	2,905	3,230,040
Series D, 5.00%, 12/01/46	3,805	4,147,317
Series H, 5.00%, 12/01/36	920	1,079,491
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,280	1,493,427
Series D, 5.00%, 12/01/25	1,650	1,925,121
Series F, 5.00%, 12/01/22	1,250	1,335,712
Series G, 5.00%, 12/01/34	915	1,082,720
Chicago O’Hare International Airport, Refunding RB Series A, Senior Lien, 4.00%, 01/01/37	1,895	2,225,128
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(c)	2,055	2,115,253
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Lien, 5.00%, 11/01/42	2,000	2,118,540
Cook County Community College District No.508, GO, 5.50%, 12/01/38	1,525	1,667,969
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/47	475	519,527
Series A, 5.00%, 02/15/50	265	289,017
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/45	2,605	3,311,789
Series C, 5.00%, 01/01/37	5,455	6,293,870
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	1,760	2,056,437
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	2,710	3,019,401
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (AGM), 0.00%, 06/15/43(b)	10,455	5,619,667
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 06/01/21(c)	2,245	2,254,811

Security	Par (000)	Value

Illinois (continued)
State of Illinois, GO
5.00%, 02/01/39	$2,990	$3,232,638
Series A, 5.00%, 04/01/38	9,030	9,555,997
State of Illinois, Refunding GO
Series A, 5.00%, 10/01/30	10,400	12,689,560
Series B, 5.00%, 10/01/28	1,965	2,433,829
University of Illinois, RB, Series A, 5.00%, 04/01/44	1,910	2,132,171

		75,829,432

Indiana — 3.0%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	1,525	1,686,681
AMT, 7.00%, 01/01/44	3,680	4,110,339
Indiana Finance Authority, RB
Series A, 1st Lien, 5.25%, 10/01/38	6,305	6,433,055
Series A, AMT, 5.00%, 07/01/44	880	941,450
Series A, AMT, 5.00%, 07/01/48	2,905	3,132,868
Series A, AMT, 5.25%, 01/01/51	790	862,119
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	2,490	2,683,174

		19,849,686

Iowa — 1.3%
Iowa Finance Authority, Refunding RB
5.25%, 12/01/25	2,125	2,300,546
Series B, 5.25%, 12/01/50(f)	5,515	6,019,678

		8,320,224

Kentucky — 1.2%
Kentucky Economic Development Finance Authority, RB, Series A, 5.25%, 01/01/23(c)	1,915	2,076,932
Kentucky Economic Development Finance Authority, Refunding RB, Series A, (AGM), 5.00%, 12/01/45	2,515	3,058,341
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, 6.75%, 07/01/43(g)	2,325	2,764,634

		7,899,907

Louisiana — 1.4%
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.50%, 05/15/30.	1,570	1,572,559
Series A, 5.25%, 05/15/31	1,615	1,618,359
Series A, 5.25%, 05/15/32	2,160	2,256,250
Series A, 5.25%, 05/15/33	2,345	2,448,954
Series A, 5.25%, 05/15/35	985	1,067,090

		8,963,212

Maryland — 0.7%
Maryland Health & Higher Educational Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	840	1,009,722
Maryland State Transportation Authority, Refunding RB, Series A, 2.50%, 07/01/47	3,540	3,552,390

		4,562,112

Massachusetts — 0.4%
Massachusetts Port Authority, RB, Series E, AMT, 5.00%, 07/01/51	2,245	2,840,958

Michigan — 2.4%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Series A, Senior Lien, 5.25%, 07/01/22(c)	8,665	9,170,949
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/49	1,640	1,885,459

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) April 30, 2021	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	$2,000	$2,502,180
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	2,120	2,546,883

		16,105,471

Minnesota — 1.1%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	2,030	2,294,306
Series A, 5.25%, 02/15/53	4,060	4,944,187

		7,238,493

Missouri — 1.6%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53	5,830	6,713,303
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
5.50%, 05/01/43	480	515,741
Series A, 4.00%, 07/01/46	1,205	1,414,790
Missouri Housing Development Commission, RB, S/F Housing
2.35%, 11/01/46	855	861,199
2.40%, 11/01/51	890	896,168

		10,401,201

Nebraska — 0.7%
Central Plains Energy Project, RB
5.25%, 09/01/37	1,610	1,714,843
5.00%, 09/01/42	2,815	2,987,419

		4,702,262

New Hampshire(a) — 0.7%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	3,055	3,177,017
Series C, AMT, 4.88%, 11/01/42	1,585	1,656,531

		4,833,548

New Jersey — 16.5%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	3,280	3,512,093
5.25%, 11/01/44	2,980	3,171,137
Hudson County Improvement Authority, RB, 4.00%, 10/01/46	3,350	3,935,647
Middlesex County Improvement Authority, RB, Series B, 6.25%, 01/01/37(d)(e)	3,680	73,600
New Jersey Economic Development Authority, RB
4.00%, 11/01/38	1,030	1,167,206
4.00%, 11/01/39	825	932,242
5.00%, 06/15/49	4,650	5,600,042
Series EEE, 5.00%, 06/15/48	7,320	8,668,344
AMT, 5.38%, 01/01/43	2,285	2,559,223
Series B, AMT, 5.63%, 11/15/30	2,035	2,296,518
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	2,905	3,327,736
New Jersey Economic Development Authority, Refunding SAB, 6.50%, 04/01/28	8,000	8,797,280
New Jersey Transportation Trust Fund Authority, RB
Series A, 5.50%, 06/15/21(c)	8,000	8,048,880
Series AA, 5.00%, 06/15/44	3,765	4,107,622
Series B, 5.25%, 06/15/36	4,810	4,836,599
Series BB, 4.00%, 06/15/50	3,010	3,323,762

Security	Par (000)	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB (continued)
Series BB, 5.00%, 06/15/50	$9,895	$11,697,671
New Jersey Turnpike Authority, RB
Series A, 5.00%, 07/01/22(c)	3,035	3,205,173
Series A, 4.00%, 01/01/42	1,470	1,742,714
Series E, 5.00%, 01/01/45	5,095	5,847,022
State of New Jersey, GO
Series A, 4.00%, 06/01/31	1,135	1,410,544
Series A, 3.00%, 06/01/32	2,620	2,999,952
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 06/01/46	1,070	1,286,525
Sub-Series B, 5.00%, 06/01/46	14,320	16,783,613

		109,331,145

New York — 15.7%
City of New York, GO, Series C, 5.00%, 08/01/42	2,255	2,872,284
Metropolitan Transportation Authority, RB
Series B, 5.25%, 11/15/38	4,640	5,243,386
Series B, 5.25%, 11/15/39	1,650	1,863,015
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	3,210	3,861,148
Series C-1, 5.00%, 11/15/50	1,040	1,267,958
Series C-1, 5.25%, 11/15/55	1,545	1,914,286
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/46	1,055	1,211,193
Series A, 4.00%, 07/01/50	2,155	2,499,843
New York City Housing Development Corp., RB, M/F Housing, Series A, 3.00%, 11/01/55	2,135	2,188,012
New York City Industrial Development Agency, Refunding RB
Class A, (AGM), 3.00%, 01/01/37	435	469,752
Class A, (AGM), 3.00%, 01/01/39	435	466,116
Class A, (AGM), 3.00%, 01/01/40	305	326,573
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series E-1, 5.00%, 02/01/42	4,805	4,970,292
Series C, Subordinate, 4.00%, 05/01/45	2,190	2,556,015
Sub-Series C-1, Subordinate, 4.00%, 05/01/40	875	1,042,580
New York Counties Tobacco Trust II, RB, 5.75%, 06/01/43	840	843,142
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(a)	3,500	3,552,605
New York Counties Tobacco Trust VI, Refunding RB, Series A-2-B, 5.00%, 06/01/45	9,395	10,077,923
New York Liberty Development Corp., Refunding RB(a)
Series 1, Class 1, 5.00%, 11/15/44	7,830	8,525,147
Series 2, Class 2, 5.15%, 11/15/34	660	737,774
Series 2, Class 2, 5.38%, 11/15/40	1,655	1,862,239
New York State Dormitory Authority, Refunding RB, Series D, 5.00%, 02/15/37	6,655	6,897,242
New York State Environmental Facilities Corp., RB, Series B, Subordinate, 5.00%, 06/15/48	3,535	4,417,760
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/49	15,980	18,608,390
Series A, 3.00%, 03/15/50	2,595	2,728,279
New York Transportation Development Corp., ARB, Series A, AMT, 5.25%, 01/01/50	1,165	1,312,023

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	$715	$904,239
AMT, 5.00%, 10/01/40	2,020	2,512,638
Triborough Bridge & Tunnel Authority, RB
Series A, 4.00%, 11/15/54	1,985	2,301,766
Series A, 5.00%, 11/15/54	1,705	2,144,941
Series A, 5.00%, 11/15/56	1,785	2,269,056
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	1,620	1,801,818

		104,249,435

North Carolina — 1.3%
County of Union NC Enterprise System Revenue, RB, 3.00%, 06/01/51	4,150	4,486,690
North Carolina Medical Care Commission, RB
Series A, 4.00%, 10/01/40	235	261,393
Series A, 5.00%, 10/01/40	350	420,140
Series A, 4.00%, 10/01/45	215	237,108
Series A, 5.00%, 10/01/45	620	737,967
Series A, 4.00%, 10/01/50	260	285,592
Series A, 5.00%, 10/01/50	700	823,424
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	1,080	1,661,861

		8,914,175

North Dakota — 0.3%
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	1,885	2,289,069

Ohio — 3.3%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/37	580	681,001
Series A-2, Class 1, 4.00%, 06/01/38	580	679,348
Series A-2, Class 1, 4.00%, 06/01/39	580	677,370
Series A-2, Class 1, 4.00%, 06/01/48	1,525	1,716,174
Series B-2, Class 2, 5.00%, 06/01/55	6,705	7,531,257
County of Franklin Ohio, RB
Series 2017, 5.00%, 12/01/46	800	964,624
Series A, 6.13%, 07/01/22(c)	75	80,188
Series A, 6.13%, 07/01/40	1,205	1,266,479
Series A, 4.00%, 12/01/49	1,015	1,174,315
County of Hamilton Ohio, Refunding RB 4.00%, 08/15/50	1,200	1,392,384
Series A, 3.75%, 08/15/50	2,110	2,369,699
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	1,480	1,638,893
State of Ohio, RB, AMT, 5.00%, 06/30/53	1,585	1,773,060

		21,944,792

Oklahoma — 1.8%
Oklahoma Development Finance Authority, RB, Series B, 5.25%, 08/15/48	2,350	2,845,662
Oklahoma Turnpike Authority, RB
Series A, 4.00%, 01/01/48	4,065	4,561,662
Series C, 4.00%, 01/01/42	3,845	4,380,531

		11,787,855

Security	Par (000)	Value

Oregon — 1.3%
Medford Hospital Facilities Authority, Refunding RB, Series A, 4.00%, 08/15/50	$3,390	$3,965,554
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 27-A, AMT, 5.00%, 07/01/45	3,630	4,480,364

		8,445,918

Pennsylvania — 2.6%
Allentown Neighborhood Improvement Zone Development Authority, RB(a)
Subordinate, 5.00%, 05/01/28	375	428,865
Subordinate, 5.13%, 05/01/32	470	552,861
Subordinate, 5.38%, 05/01/42	870	1,011,418
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42	1,240	1,305,683
Montgomery County Higher Education and Health Authority, Refunding RB
Series A, 5.00%, 09/01/43	2,505	3,046,155
Series A, 4.00%, 09/01/49	1,135	1,263,618
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	1,660	1,906,112
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/49	4,665	5,419,657
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,155	2,473,531

		17,407,900

Puerto Rico — 5.9%
Children’s Trust Fund, Refunding RB
5.50%, 05/15/39	1,365	1,398,347
5.63%, 05/15/43	1,360	1,375,450
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	4,920	5,128,756
Series A, Senior Lien, 5.13%, 07/01/37	1,410	1,471,166
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	4,044	4,489,527
Series A-1, Restructured, 5.00%, 07/01/58	14,252	16,010,839
Series A-2, Restructured, 4.33%, 07/01/40	1,950	2,131,389
Series A-2, Restructured, 4.78%, 07/01/58	3,325	3,701,556
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(b)	10,294	3,245,801

		38,952,831

Rhode Island — 2.4%
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	3,060	3,518,419
Series B, 4.50%, 06/01/45	5,175	5,604,473
Series B, 5.00%, 06/01/50	5,765	6,443,713

		15,566,605

South Carolina — 5.5%
South Carolina Jobs-Economic Development Authority, RB
5.00%, 04/01/44	160	175,318
4.00%, 04/01/49	150	153,713
5.00%, 04/01/49	480	523,752
4.00%, 04/01/54	370	378,085
5.00%, 04/01/54	875	953,015

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) April 30, 2021	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina (continued)
South Carolina Jobs-Economic Development Authority, Refunding RB
5.00%, 02/01/36	$5,115	$6,086,645
Series A, 5.00%, 05/01/48	6,075	7,173,725
South Carolina Public Service Authority, RB, Series A, 5.50%, 12/01/54	12,065	13,733,589
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/50	2,805	3,201,150
Series E, 5.25%, 12/01/55	3,335	3,902,183

		36,281,175

Tennessee — 1.2%
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	315	356,022
Memphis-Shelby County Airport Authority, RB, Series A, AMT, 5.00%, 07/01/45	3,240	4,058,780
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	1,350	1,609,997
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 5.25%, 10/01/58	1,925	2,223,914

		8,248,713

Texas — 7.9%
Central Texas Regional Mobility Authority, RB, Series E, Senior Lien, 4.00%, 01/01/50	4,370	4,985,820
Central Texas Regional Mobility Authority, Refunding RB, Sub Lien, 5.00%, 01/01/23(c)	700	755,860
City of Austin Texas Airport System Revenue, ARB, AMT, 5.00%, 11/15/39	385	436,752
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	2,295	2,831,548
Fort Bend County Industrial Development Corp., RB, Series B, 4.75%, 11/01/42	470	498,426
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(c)	880	979,440
Harris County-Houston Sports Authority, Refunding RB(b)
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/24(c)	6,000	2,732,400
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/37	10,120	4,253,436
Harris County-Houston Sports Authority, Refunding RB, CAB(b)
Series H, Junior Lien, (NPFGC), 0.00%, 11/15/35	5,000	2,732,200
Series A, Senior Lien, (AGM, NPFGC), 0.00%, 11/15/38	12,580	5,812,463
Midland County Fresh Water Supply District No.1, RB, CAB(b)
Series A, 0.00%, 09/15/40	9,780	4,490,389
Series A, 0.00%, 09/15/41	5,420	2,360,302
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 04/01/25(c)	355	418,573
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 08/15/46(a)	1,980	1,990,593
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	2,555	3,172,671

Security	Par (000)	Value

Texas (continued)
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/48	$9,025	$10,992,631
Texas Transportation Commission, RB, Series A, 5.00%, 08/01/57	2,310	2,673,132

		52,116,636

Utah — 1.0%
County of Utah, RB
Series A, 4.00%, 05/15/43	440	522,645
Series A, 3.00%, 05/15/50	1,985	2,093,004
Salt Lake City Corp. Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/47	1,830	2,135,573
Series A, AMT, 5.00%, 07/01/48	1,735	2,054,587

		6,805,809

Virginia — 1.4%
Front Royal & Warren County Industrial Development Authority, RB, 4.00%, 01/01/50	1,465	1,602,285
Virginia Small Business Financing Authority, RB
AMT, Senior Lien, 5.25%, 01/01/32	3,155	3,324,928
AMT, Senior Lien, 6.00%, 01/01/37	3,790	4,020,698

		8,947,911

Washington — 1.6%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	2,980	3,504,808
Series C, AMT, 5.00%, 04/01/40	1,475	1,673,063
Washington Health Care Facilities Authority, RB, Series A, 5.75%, 01/01/23(c)	4,420	4,818,728
Washington Health Care Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	685	769,556

		10,766,155

Total Municipal Bonds — 125.5% (Cost: $755,124,399)		830,663,437

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

California — 1.1%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42(i)	6,196	7,118,682

Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(i)	4,475	5,467,182

District of Columbia — 0.6%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, (AGM), 4.00%, 10/01/53	3,638	4,139,925

Georgia — 1.7%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	7,220	8,115,930
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.60%, 12/01/44	2,898	3,142,605

		11,258,535

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois — 0.5%
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27(c)	$5	$6,066
Series C, 4.00%, 02/15/41	2,800	3,136,159

		3,142,225

Massachusetts — 3.0%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	4,153	4,657,011
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/47	9,088	10,742,938
Massachusetts School Building Authority, RB, Series B, 5.00%, 10/15/21(c)	4,427	4,522,875

		19,922,824

New York — 14.6%
Hudson Yards Infrastructure Corp., RB(i)
5.75%, 02/15/47(c)	725	728,637
5.75%, 02/15/47	446	448,235
New York City Water & Sewer System, Refunding RB, Series HH, 5.00%, 06/15/31(i)	16,395	16,487,632
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	20,864	21,488,676
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(i)	12,611	12,967,821
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	2,655	3,069,419
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	12,060	13,936,295
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/50	5,805	6,627,732
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/46	13,155	15,008,408
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	5,070	6,028,838

		96,791,693

North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25(c)	4,960	5,952,595

Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	4,652	5,667,690

Rhode Island — 0.5%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/22(c)	3,137	3,296,518

Texas — 6.8%
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/43	6,003	6,349,894
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(c)	4,900	5,310,473
Lower Colorado River Authority, Refunding, RB, 4.00%, 05/15/43	4,140	4,273,432
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue, Refunding RB, Series A, 5.00%, 11/01/21(c)	6,650	6,805,810
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	5,505	5,713,309
Texas Water Development Board, RB, Series A, 4.00%, 10/15/49	13,920	16,468,334

		44,921,252

Security	Par (000)	Value

Virginia — 2.4%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/60(i)	$4,346	$5,036,165
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	9,677	11,183,089

		16,219,254

Wisconsin — 0.9%
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/46	5,575	6,211,165

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 34.7% (Cost: $216,331,392)		230,109,540

Total Long-Term Investments — 160.2% (Cost: $971,455,791)		1,060,772,977

	Shares

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(j)(k)	902,606	902,787

Total Short-Term Securities — 0.2% (Cost: $902,644)		902,787

Total Investments — 160.4% (Cost: $972,358,435)		1,061,675,764

Other Assets Less Liabilities — 1.5%		10,410,389

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.0)%		(139,194,024)

VMTP Shares at Liquidation Value — (40.9)%		(270,800,000)

Net Assets Applicable to Common Shares — 100.0%		$662,092,129

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between May 15, 2021 to February 15, 2047, is $29,506,567. See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Trust.
(k)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) April 30, 2021	BlackRock Municipal Income Trust (BFK)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended April 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/21	Shares Held at 04/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$13,735,179	$—	$(12,834,042	)(a)	$6,872	$(5,222)	$902,787	902,606	$1,451	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note.	133	06/21/21	$17,573	$(92,846)
U.S. Long Treasury Bond	80	06/21/21	12,585	(84,096)

				$(176,942)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$176,942	$—	$176,942

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended April 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(176,942)	$—	$(176,942)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — short	$7,539,406

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2021	BlackRock Municipal Income Trust (BFK)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$830,663,437	$—	$830,663,437
Municipal Bonds Transferred to Tender Option Bond Trusts	—	230,109,540	—	230,109,540
Short-Term Securities
Money Market Funds	902,787	—	—	902,787

	$902,787	$1,060,772,977	$—	$1,061,675,764

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(176,942)	$—	$—	$(176,942)

(a) Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(139,150,487)	$—	$(139,150,487)
VMTP Shares at Liquidation Value	—	(270,800,000)	—	(270,800,000)

	$—	$(409,950,487)	$—	$(409,950,487)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	39

Statements of Assets and Liabilities

April 30, 2021

	BKN	BTA	BFK

ASSETS
Investments at value — unaffiliated(a)	$456,088,982	$289,613,649	$1,060,772,977
Investments at value — affiliated(b)	7,420,831	133,660	902,787
Cash	26,577	18,031	39,546
Cash pledged for futures contracts	342,000	231,000	504,000
Receivables:
Investments sold	—	40,972	120,000
Dividends — affiliated	60	9	33
Interest — unaffiliated	5,246,277	3,889,593	13,385,413
Prepaid expenses	18,698	37,180	18,099

Total assets	469,143,425	293,964,094	1,075,742,855

ACCRUED LIABILITIES
Payables:
Administration fees	57,735	—	—
Income dividend distributions — Common Shares	1,169,715	678,076	2,627,436
Interest expense and fees	15,926	10,461	43,537
Investment advisory fees	134,549	146,310	527,654
Trustees’ and Officer’s fees	83,766	26,540	273,682
Other accrued expenses	83,870	43,639	93,978
Professional fees	58,759	58,022	105,285
Variation margin on futures contracts	20,608	13,217	28,667

Total accrued liabilities	1,624,928	976,265	3,700,239

OTHER LIABILITIES
TOB Trust Certificates	54,214,390	38,607,260	139,150,487
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	—	75,628,782	—
VMTP Shares, at liquidation value of $100,000 per share(c)(d)(e)	125,900,000	—	270,800,000

Total other liabilities	180,114,390	114,236,042	409,950,487

Total liabilities	181,739,318	115,212,307	413,650,726

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$287,404,107	$178,751,787	$662,092,129

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$239,000,034	$156,278,963	$592,087,631
Accumulated earnings	48,404,073	22,472,824	70,004,498

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$287,404,107	$178,751,787	$662,092,129

Net asset value per Common Share	$16.71	$13.31	$14.74

(a) Investments at cost — unaffiliated	$404,351,565	$263,353,154	$971,455,791
(b) Investments at cost — affiliated	$7,420,831	$133,660	$902,644
(c) Preferred Shares outstanding	1,259	760	2,708
(d) Preferred Shares authorized	7,121	Unlimited	Unlimited
(e) Par value per Preferred Share	$0.10	$0.001	$0.001
(f) Common Shares outstanding	17,202,208	13,427,241	44,913,436
(g) Common Shares authorized	199,992,879	Unlimited	Unlimited
(h) Par value per Common Share	$0.01	$0.001	$0.001

See notes to financial statements.

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended April 30, 2021

	BKN	BTA	BFK

INVESTMENT INCOME
Dividends — affiliated	$308	$224	$1,451
Interest — unaffiliated	18,156,027	11,981,506	41,613,225

Total investment income	18,156,335	11,981,730	41,614,676

EXPENSES
Investment advisory	1,622,884	1,700,425	6,315,786
Administration	695,522	—	—
Accounting services	69,108	29,122	84,102
Professional	61,775	76,491	98,395
Rating agency	56,805	39,590	56,805
Trustees and Officer	37,412	16,831	106,378
Transfer agent	36,045	27,212	54,351
Custodian	17,041	6,628	12,091
Registration	8,298	8,319	15,249
Printing and postage	3,902	5,361	6,884
Liquidity fees	—	7,742	—
Remarketing fees on Preferred Shares	—	7,595	—
Miscellaneous	12,212	9,186	15,598

Total expenses excluding interest expense, fees and amortization of offering costs	2,621,004	1,934,502	6,765,639
Interest expense, fees and amortization of offering costs(a)	1,687,672	1,008,493	3,734,185

Total expenses	4,308,676	2,942,995	10,499,824
Less:
Fees waived and/or reimbursed by the Manager	(1,295)	(780)	(8,993)

Total expenses after fees waived and/or reimbursed	4,307,381	2,942,215	10,490,831

Net investment income	13,848,954	9,039,515	31,123,845

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	172,258	1,551,542	1,828,732
Investments — affiliated	429	58	6,872
Futures contracts	562,315	538,973	—

	735,002	2,090,573	1,835,604

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	30,334,267	25,217,748	80,226,263
Investments — affiliated	(526)	(7)	(5,222)
Futures contracts	(140,231)	233,291	(176,942)

	30,193,510	25,451,032	80,044,099

Net realized and unrealized gain	30,928,512	27,541,605	81,879,703

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$44,777,466	$36,581,120	$113,003,548

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	41

Statements of Changes in Net Assets

	BKN		BTA
	Year Ended April 30,		Year Ended April 30,
	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$13,848,954	$12,218,008	$9,039,515	$8,008,105
Net realized gain (loss)	735,002	(3,880,936)	2,090,573	(3,215,979)
Net change in unrealized appreciation (depreciation)	30,193,510	(11,335,729)	25,451,032	(13,792,670)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	44,777,466	(2,998,657)	36,581,120	(9,000,544)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(13,530,018)	(11,823,871)	(8,188,679)	(8,135,464)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	272,377	—	15,397	48,840

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	31,519,825	(14,822,528)	28,407,838	(17,087,168)
Beginning of year	255,884,282	270,706,810	150,343,949	167,431,117

End of year	$287,404,107	$255,884,282	$178,751,787	$150,343,949

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BFK
	Year Ended April 30,
	2021	2020

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$31,123,845	$30,101,645
Net realized gain (loss)	1,835,604	(8,059,523)
Net change in unrealized appreciation (depreciation)	80,044,099	(49,080,595)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	113,003,548	(27,038,473)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(30,918,155)	(29,230,034)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	1,199,715	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	83,285,108	(56,268,507)
Beginning of year	578,807,021	635,075,528

End of year	$662,092,129	$578,807,021

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	43

Statements of Cash Flows

Year Ended April 30, 2021

	BKN	BTA	BFK

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$44,777,466	$36,581,120	$113,003,548
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments	53,442,013	78,324,839	148,534,211
Purchases of long-term investments	(47,339,538)	(81,923,646)	(168,684,889)
Net proceeds from sales (purchases) of short-term securities	(3,417,029)	543,496	12,834,042
Amortization of premium and accretion of discount on investments and other fees	(1,257,190)	201,305	2,912,389
Net realized gain on investments	(172,687)	(1,551,600)	(1,835,604)
Net unrealized appreciation on investments	(30,333,741)	(25,217,741)	(80,221,041)

(Increase) Decrease in Assets
Receivables
Dividends — affiliated	663	112	5,795
Interest — unaffiliated	32,647	(30,788)	623,358
Prepaid expenses	4,962	1,776	4,334

Increase (Decrease) in Liabilities
Payables
Administration fees	(54,295)	—	—
Interest expense and fees	(246,957)	(132,862)	(456,669)
Investment advisory fees	(126,561)	(117,095)	(479,359)
Trustees’ and Officer’s fees	20,080	5,794	60,004
Other accrued expenses	17,725	7,465	17,588
Variation margin on futures contracts	20,608	13,217	28,667

Net cash provided by operating activities	15,368,166	6,705,392	26,346,374

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(13,101,892)	(8,173,220)	(29,489,481)
Repayments of TOB Trust Certificates	(3,541,689)	(3,345,550)	(4,081,270)
Repayments of Loan for TOB Trust Certificates	—	(1,680,000)	(3,102,244)
Proceeds from TOB Trust Certificates	1,643,992	5,044,937	7,767,923
Proceeds from Loan for TOB Trust Certificates	—	1,680,000	3,102,244
Amortization of deferred offering costs	—	16,770	—

Net cash used for financing activities	(14,999,589)	(6,457,063)	(25,802,828)

CASH
Net increase in restricted and unrestricted cash	368,577	248,329	543,546
Restricted and unrestricted cash at beginning of year	—	702	—

Restricted and unrestricted cash at end of year	$368,577	$249,031	$543,546

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$1,934,629	$1,124,585	$4,190,854

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to Common Shareholders	$272,377	$15,397	$1,199,715

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$26,577	$18,031	$39,546
Cash pledged
Futures contracts	342,000	231,000	504,000

	$368,577	$249,031	$543,546

See notes to financial statements.

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BKN

	Year Ended April 30,
	2021	2020	2019		2018	2017

Net asset value, beginning of year	$14.89	$15.75	$15.26		$15.39	$16.83

Net investment income(a)	0.81	0.71	0.71		0.73	0.79
Net realized and unrealized gain (loss)	1.80	(0.88)	0.46		0.02	(1.12)

Net increase (decrease) from investment operations	2.61	(0.17)	1.17		0.75	(0.33)

Distributions to Common Shareholders(b)
From net investment income	(0.79)	(0.69)	(0.68)		(0.73)	(0.85)
From net realized gain	—	—	(0.00	)(c)	(0.15)	(0.26)

Total distributions to Common Shareholders	(0.79)	(0.69)	(0.68)		(0.88)	(1.11)

Net asset value, end of year	$16.71	$14.89	$15.75		$15.26	$15.39

Market price, end of year	$19.20	$14.75	$14.31		$13.57	$14.59

Total Return Applicable to Common Shareholders(d)
Based on net asset value	17.68%	(1.16)%	8.45%		5.34%	(1.84)%

Based on market price	36.51%	7.77%	10.81%		(1.20)%	(7.55)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.53%	2.31%	2.53%		2.12%	1.84%

Total expenses after fees waived and/or reimbursed	1.53%	2.31%	2.53%		2.11%	1.84%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(e)	0.93%	0.93%	0.94%		0.90%	0.90%

Net investment income to Common Shareholders	4.93%	4.39%	4.64%		4.64%	4.87%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$287,404	$255,884	$270,707		$262,198	$264,551

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$125,900	$125,900	$125,900		$125,900	$125,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$328,280	$303,244	$315,017		$308,259	$310,128

Borrowings outstanding, end of year (000)	$54,214	$56,112	$51,999		$41,043	$30,783

Portfolio turnover rate	10%	16%	29%		31%	36%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	45

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BTA

	Year Ended April 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$11.20	$12.47	$12.28	$12.27	$12.89

Net investment income(a)	0.67	0.60	0.62	0.65	0.67
Net realized and unrealized gain (loss)	2.05	(1.26)	0.20	0.01	(0.63)

Net increase (decrease) from investment operations	2.72	(0.66)	0.82	0.66	0.04

Distributions to Common Shareholders from net investment income(b)	(0.61)	(0.61)	(0.63)	(0.65)	(0.66)

Net asset value, end of year	$13.31	$11.20	$12.47	$12.28	$12.27

Market price, end of year	$13.20	$10.92	$11.88	$11.20	$11.66

Total Return Applicable to Common Shareholders(c)
Based on net asset value	24.80%	(5.70)%	7.34%	5.76%	0.53%

Based on market price	26.94%	(3.49)%	12.12%	1.50%	0.28%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.73%	2.54%	2.67%	2.33%	2.00%

Total expenses after fees waived and/or reimbursed	1.73%	2.54%	2.67%	2.33%	2.00%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(d)(e)	1.14%	1.13%	1.13%	1.14%	1.13%

Net investment income to Common Shareholders	5.32%	4.71%	5.11%	5.21%	5.32%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$178,752	$150,344	$167,431	$164,787	$164,745

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$76,000	$76,000	$76,000	$76,000	$76,000

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$335,200	$297,821	$320,304	$316,825	$316,770

Borrowings outstanding, end of year (000)	$38,607	$36,908	$34,595	$36,025	$32,093

Portfolio turnover rate	27%	34%	31%	44%	43%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended April 30,
	2021	2020	2019	2018	2017
Expense ratios	1.13%	1.12%	1.12%	1.47%	1.52%

See notes to financial statements.

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BFK

	Year Ended April 30,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$12.91	$14.17	$13.98	$14.24	$15.20

Net investment income(a)	0.69	0.67	0.68	0.73	0.81
Net realized and unrealized gain (loss)	1.83	(1.28)	0.21	(0.22)	(0.92)

Net increase (decrease) from investment operations	2.52	(0.61)	0.89	0.51	(0.11)

Distributions to Common Shareholders from net investment income(b)	(0.69)	(0.65)	(0.70)	(0.77)	(0.85)

Net asset value, end of year	$14.74	$12.91	$14.17	$13.98	$14.24

Market price, end of year	$15.05	$12.14	$13.79	$12.78	$14.00

Total Return Applicable to Common Shareholders(c)
Based on net asset value	19.81%	(4.51)%	6.98%	3.74%	(0.78)%

Based on market price	30.10%	(7.74)%	13.89%	(3.54)%	(3.96)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.63%	2.30%	2.55%	2.31%	1.99%

Total expenses after fees waived and/or reimbursed	1.63%	2.30%	2.55%	2.27%	1.98%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(d)	1.05%	1.02%	1.04%	1.03%	1.06%

Net investment income to Common Shareholders	4.84%	4.68%	4.87%	5.06%	5.45%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$662,092	$578,807	$635,076	$626,604	$638,047

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$270,800	$270,800	$270,800	$270,800	$270,800

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$344,495	$313,740	$334,518	$331,390	$335,616

Borrowings outstanding, end of year (000)	$139,150	$135,464	$119,624	$128,156	$146,562

Portfolio turnover rate	13%	17%	19%	9%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	47

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Investment Quality Municipal Trust, Inc.	BKN	Maryland	Diversified
BlackRock Long-Term Municipal Advantage Trust	BTA	Delaware	Diversified
BlackRock Municipal Income Trust	BFK	Delaware	Diversified

The Board of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

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Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements  (continued)

the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Trust Name	Interest Expense	Liquidity Fees	Other Expenses	Total
BKN	$80,471	$235,227	$77,567	$393,265
BTA	58,827	158,957	58,524	276,308
BFK	213,362	551,942	184,146	949,450

For the year ended April 30, 2021, the following table is a summary of each Trust’s TOB Trusts:

Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BKN	$92,493,464	$54,214,390	0.09% — 0.24%	$56,647,331	0.69%
BTA	67,708,715	38,607,260	0.08 — 0.24	37,933,253	0.73
BFK	230,109,540	139,150,487	0.07 — 0.32	138,298,550	0.68

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

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Notes to Financial Statements  (continued)

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at April 30, 2021, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at April 30, 2021.

For the year ended April 30, 2021, the following table is a summary of each Trust’s Loan for TOB Trust Certificates:

Trust Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
BTA	$—	—%	$84,384	0.71%
BFK	—	—	229,481	0.71

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except BTA, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Trust’s managed assets. For such services, BTA pays the Manager a monthly fee at an annual rate equal to a percentage of the average weekly value of the Trust’s net assets.

Trust Name	Investment Advisory Fees
BKN	0.35%
BTA	1.00
BFK	0.60

For purposes of calculating these fees, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

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Notes to Financial Statements  (continued)

For purposes of calculating this fee, “net assets” mean the total assets of the BTA minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Trust’s NAV.

Administration: BKN has an Administration Agreement with the Manager. The administration fee paid monthly to the Manager is computed at an annual rate of 0.15% of the Trust’s average weekly managed assets. For BKN, the Manager may reduce or discontinue these arrangements at any time without notice.

Waivers: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2021, the amounts waived were as follows:

Trust Name	Amounts Waived
BKN	$1,295
BTA	780
BFK	8,993

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2022. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended April 30, 2021, there were no fees waived by the Manager pursuant to this arrangement.

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended April 30, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Trust Name	Purchases	Sales
BKN	$46,484,082	$51,872,356
BTA	80,536,204	76,658,146
BFK	165,886,492	138,563,198

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of April 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to non-deductible expenses, were reclassified to the following accounts:

Trust Name	Paid-in Capital	Accumulated Earnings (Loss)
BTA	$(15,204)	$15,204

The tax character of distributions paid was as follows:

Trust Name	Year Ended 04/30/21	Year Ended 04/30/20
BKN
Tax-exempt income(a)	$14,824,065	$14,558,611
Ordinary income(b)	360	5,740

	$14,824,425	$14,564,351

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Notes to Financial Statements  (continued)

Trust Name (continued)	Year Ended 04/30/21	Year Ended 04/30/20
BTA
Tax-exempt income(a)	$8,844,363	$9,760,994
Ordinary income(b)	59,731	5,750

	$8,904,094	$9,766,744

BFK
Tax-exempt income(a)	$33,691,532	$35,115,253
Ordinary income(b)	11,358	9,315

	$33,702,890	$35,124,568

(a)	The Trusts designate these amounts paid during the fiscal year ended April 30, 2021, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends and qualified short-term gains for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

As of period end, the tax components of accumulated earnings (loss) were as follows:

Trust Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards	Net Unrealized Gains (Losses)(a)	Total
BKN	$1,783,601	$—	$(4,950,919)	$51,571,391	$48,404,073
BTA.	1,068,579	3,032	(5,043,119)	26,444,332	22,472,824
BFK	2,536,701	—	(21,857,379)	89,325,176	70,004,498

(a)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, amortization methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Trustees.

During the year ended April 30, 2021, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

Trust Name	Amounts
BKN	$616,560
BTA	2,351,441
BFK	1,653,121

As of April 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BKN	$357,641,132	$53,212,119	$(1,557,828)	$51,654,291
BTA	224,669,706	27,320,359	(850,016)	26,470,343
BFK	832,928,182	94,652,246	(5,055,151)	89,597,095

9.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

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Notes to Financial Statements  (continued)

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.

Certain Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

Certain Trusts invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

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Notes to Financial Statements  (continued)

Certain Trusts invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

BTA and BFK are authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. BKN is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001, except for BKN, which is $0.01. The par value for each Trust’s Preferred Shares outstanding is $0.001, except for BKN, which is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended
Trust Name	04/30/21	04/30/20
BKN	16,349	—
BTA	1,214	3,780
BFK	82,096	—

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2019 through November 30, 2020, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. From December 1, 2020 through November 30, 2021, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. For the year ended April 30, 2021, the Trusts did not repurchase any shares.

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BTA (for purposes of this section, a “VRDP Trust”), has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BTA	10/29/15	760	$76,000,000	11/01/45

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements  (continued)

Redemption Terms: A VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, a VRDP Trust is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Trust and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

BTA
Expiration date	04/30/22

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Trust is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Trust may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Trust may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Trust Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings
BTA	Aa2	A

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s and Fitch. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Special Rate Period: A VRDP Trust has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. BTA was in a special rate period that commenced on October 29, 2015 and has a current expiration date of April 15, 2022.

Prior to the expiration date, the VRDP Trust and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Trust on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Trust is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Trust will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Trust will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the year ended April 30, 2021, the annualized dividend rate for the VRDP Shares was 0.94%.

For the year ended April 30, 2021, VRDP Shares issued and outstanding of BTA remained constant.

VMTP Shares

BKN and BFK (for purposes of this section, each a “VMTP Trust”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer,

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Notes to Financial Statements  (continued)

and a VMTP Trust may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
BKN	12/16/11	1,259	$125,900,000	07/02/23	Aa1	AA
BFK	12/16/11	2,708	270,800,000	07/02/23	Aa1	AA

Redemption Terms: A VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Trust. With respect to BKN and BFK, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If BKN and BFK redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 2% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended April 30, 2021, the average annualized dividend rates for the VMTP Shares were as follows:

	BKN	BFK
Dividend rates	1.03%	1.03%

For the year ended April 30, 2021, VMTP Shares issued and outstanding of each VMTP Trust remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Trust to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Trust Name	Dividends Accrued	Deferred Offering Costs Amortization
BKN	$ 1,294,407	$—
BTA	715,415	16,770
BFK	2,784,735	—

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BKN
	05/03/21	05/14/21	06/01/21	$0.068000
	06/01/21	06/15/21	07/01/21	0.068000

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements  (continued)

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BTA
	05/03/21	05/14/21	06/01/21	$0.050500
	06/01/21	06/15/21	07/01/21	0.050500
BFK
	05/03/21	05/14/21	06/01/21	0.058500
	06/01/21	06/15/21	07/01/21	0.058500

The Trusts declared and paid or will pay distributions to Preferred Shareholders as follows:

	Preferred Shares(a)
Trust Name	Shares	Series	Declared
BKN	VMTP	W-7	$109,630
BTA	VRDP	W-7	54,991
BFK	VMTP	W-7	235,805

(a)	Dividends declared for period May 1, 2021 to May 31, 2021.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Investment Quality Municipal Trust, Inc., BlackRock Long-Term Municipal Advantage Trust, and BlackRock Municipal Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Investment Quality Municipal Trust, Inc., BlackRock Long-Term Municipal Advantage Trust, and BlackRock Municipal Income Trust (the “Funds”), including the schedules of investments, as of April 30, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2021, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 22, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since April 30, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

During each Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.

BlackRock Investment Quality Municipal Trust, Inc. (BKN)

The Trust’s investment objective is to provide high current income exempt from regular federal income tax consistent with the preservation of capital. No assurance can be given that the Trust will achieve its investment objective. As a matter of fundamental policy, under normal market conditions, the Trust will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax). “Managed Assets” means the Trust’s total assets (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). The Trust cannot change its investment objectives or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the Trust’s variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Trust’s investment policies provide that, under normal market conditions, the Trust will invest at least 80% of its Managed Assets in investment quality securities. For the purposes of the foregoing policy, an investment quality security is a security that is rated BBB or Baa or higher by Moody’s Investor Service Inc. (“Moody’s”), S&P Global Ratings (“S&P”), Fitch Ratings, Inc. (“Fitch”) or another nationally recognized rating agency or, if unrated, deemed to be of comparable quality by the BlackRock Advisors, LLC (the “Manager”). Municipal Bonds rated Baa by Moody’s are investment grade, but Moody’s considers Municipal Bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of Municipal Bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade Municipal Bonds. “Municipal Bonds” means municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax). In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Trust may invest up to 20% of its Managed Assets, measured at the time of investment, in securities rated BB/Ba or B by Moody’s S&P, Fitch or another nationally recognized rating agency or, if unrated, deemed to be of comparable credit quality by the Manager. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

The foregoing credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Trust disposes of a portfolio security subsequent to its being downgraded, the Trust may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Trust does not ordinarily invest more than 25% of its managed assets (taken at market value) in municipal obligations whose issuers are located in the same state.

In addition, the Trust may purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Trust’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Trust’s common shares. The Trust may purchase insured bonds and may purchase insurance for bonds in its portfolio.

The Trust may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Trust to an alternative minimum tax. The percentage of the Trust’s total assets invested in private activity bonds will vary from time to time. The Trust expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The average maturity of the Trust’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Trust’s portfolio at any given time may include both long- term and intermediate-term Municipal Bonds.

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Investment Objectives, Policies and Risks  (continued)

The Trust’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Trust’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Trust’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Trust will generally result in capital gain distributions subject to federal capital gains taxation.

The Trust ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Trust may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Trust.

Leverage: The Trust may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Trust currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Trust will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Trust may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts.

The Trust may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust may enter into credit default swap agreements for hedging purposes or to seek to increase its return.

As temporary investments, the Trust may invest in repurchase agreements. The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.

BlackRock Long-Term Municipal Advantage Trust (BTA)

The Trust’s investment objective is to provide current income exempt from regular Federal income tax. Under normal market conditions, the Trust invests at least 80% of its total assets in municipal bonds, municipal securities and derivative instruments with exposure to such bonds and securities, in each case that are expected to pay interest or income that is exempt from regular Federal income tax. BlackRock Advisors, LLC (the “Manager”) will not conduct its own analysis of the tax status of the interest or income paid by these instruments, but will rely on the opinion of counsel to the issuer of each such instrument. Substantially all of the municipal bonds owned by the Trust are rated below investment grade; however, because the Trust has economic exposure to additional municipal bonds through its ownership of residual interest tender option bonds, at least 50% of the Trust’s economic exposure to investment securities is to municipal bonds rated investment grade quality. Economic exposure to municipal bonds refers to bonds owned by the Trust and bonds to which the Trust is exposed through the ownership of residual interest tender option bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (“Baa” or “BBB” or better by Moody’s Investor Service Inc. (“Moody’s”), S&P Global Ratings (“S&P”), Fitch Ratings, Inc. (“Fitch”)) or are unrated but judged to be of comparable quality by the Manager. Municipal bonds rated “Baa” by Moody’s are investment grade, but Moody’s considers municipal bonds rated “Baa” to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated “BBB” or “Baa” (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade municipal bonds.

Under normal market conditions, up to 50% of the Trust’s economic exposure to investment securities may be to municipal bonds that are rated, at the time of investment, as low as “C” by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Bonds of below investment grade quality (“Ba/BB” or below) are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

These credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issuer. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies.

Under normal market conditions, the Trust intends for its bond portfolio to consist primarily of long-term bonds (meaning bonds with a maturity of 10 years or more). Under normal market conditions, the Trust’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.

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Investment Objectives, Policies and Risks  (continued)

The Trust may invest in residual interest municipal tender option bonds, which are derivative interests of municipal bonds. The Trust may also invest in securities of other open-or closed-end investment companies that invest primarily in municipal bonds of the types in which the Trust may invest directly and in tax-exempt preferred shares that pay dividends exempt from Federal income tax

The Trust invests in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the Manager’s opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to, electrical utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Trust’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to, hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Trust’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Trust will generally result in capital gains distributions subject to Federal capital gains taxation.

The Trust may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Trust’s income. Insurance generally is obtained from insurers with a claims-paying ability rated “Aaa” by Moody’s or “AAA” by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Trust’s common shares. The Trust may purchase insured bonds and may purchase insurance for bonds in its portfolio.

During temporary defensive periods (e.g., times when, in Manager’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep the Trust’s cash fully invested, the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Trust may not achieve its investment objective under these circumstances. The Trust intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If the Trust invests in taxable short-term investments, a portion of your dividends would be subject to regular Federal income tax.

The Trust cannot change its investment objective without the approval of the holders of a majority of its outstanding common shares and preferred, voting together as a single class, and of the holders of a majority of the Trust’s outstanding preferred shares voting as a separate class. A “majority of the outstanding” means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less.

Leverage: The Trust may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Trust currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Trust will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Trust may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques.

The Trust may invest in securities the potential return of which is based on the change in a specified interest rate or equity index.

The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.

BlackRock Municipal Income Trust (BFK)

The Trust’s investment objective is to provide current income exempt from federal income taxes. As a matter of fundamental policy, under normal market conditions, the Trust will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax (except that the interest may be subject to the alternative minimum tax). “Managed Assets” means the Trust’s total assets (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). The Trust cannot change its investment objectives or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the Trust’s variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Trust’s investment policies provide that, under normal market conditions, the Trust will invest at least 80% of its total assets in investment grade quality municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investor Service Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings, Inc. (“Fitch”)) or are unrated but judged to be of comparable quality by the BlackRock Advisors, LLC (the “Manager”). Municipal Bonds rated Baa by Moody’s are investment grade, but Moody’s considers Municipal Bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of Municipal Bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade

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Investment Objectives, Policies and Risks  (continued)

Municipal Bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Trust may invest up to 20% of its total assets in Municipal Bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

The foregoing credit quality policies apply only at the time a security is purchased, and the Trust is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. Appendix F contains a general description of Moody’s, S&P’s and Fitch’s ratings of municipal bonds. In the event that the Trust disposes of a portfolio security subsequent to its being downgraded, the Trust may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Trust may also invest in securities of other open- or closed-end investment companies that invest primarily in Municipal Bonds of the types in which the Trust may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Trust may purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Trust’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Trust’s common shares. The Trust may purchase insured bonds and may purchase insurance for bonds in its portfolio.

The Trust may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Trust to an alternative minimum tax. The percentage of the Trust’s total assets invested in private activity bonds will vary from time to time. The Trust has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the alternative minimum tax provisions of federal tax law, and the Trust expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The average maturity of the Trust’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Trust’s portfolio at any given time may include both long- term and intermediate-term Municipal Bonds.

The Trust’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Trust’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Trust’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Trust will generally result in capital gain distributions subject to federal capital gains taxation.

The Trust ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Trust may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Trust.

Leverage: The Trust may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Trust currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Trust will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Trust may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts.

The Trust may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Trust may enter into credit default swap agreements for hedging purposes or to seek to increase its return.

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Investment Objectives, Policies and Risks  (continued)

As temporary investments, the Trust may invest in repurchase agreements. The Trust may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.

Risk Factors

This section contains a discussion of the general risks of investing in each Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time. Each risk noted below is applicable to each Trust unless the specific Trust or Trusts are noted in a parenthetical.

Investment and Market Discount Risk: An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

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Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Trust may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management.

Rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Trust to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.

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Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

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Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.

Municipal Securities Risk: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

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Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.

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Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

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Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Trust may lose money.

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Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

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Tax-Exempt Status Risk — The Trust and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Trust nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Trust and its shareholders to substantial tax liabilities.

Taxability Risk: The Trust intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Trust’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Trust pay U.S. federal income taxes on the affected interest income, and, if the Trust agrees to do so, the Trust’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Trust as “exempt interest dividends” could be adversely affected, subjecting the Trust’s shareholders to increased U.S. federal income tax liabilities. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal bonds for investment by the Trust. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Trust from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Trust.

Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Trust cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk (BKN, BTA): When-issued and delayed delivery securities and forward commitments involve the risk that the security the Trust buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Trust may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Defensive Investing Risk: For defensive purposes, the Trust may, as part of its proprietary volatility control process, allocate assets into cash or short-term fixed-income securities without limitation. In doing so, the Trust may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed-income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Trust holds cash uninvested it will be subject to the credit risk of the depositary institution holding the cash.

Repurchase Agreements and Purchase and Sale Contracts (BKN, BFK): If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Trust may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Trust may lose money.

Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Trust could lose money if it is unable to recover the securities and the value of the collateral held by the Trust, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Trust. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Indexed and Inverse Securities Risk (BTA): Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Trust’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Trust’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Trust management does not anticipate.

Leverage Risk: With respect to BKN and BFK, the Trust uses leverage for investment purposes through the issuance of VMTP Shares. With respect to BTA, the Trust uses leverage for investment purposes through the issuance of VRDP Shares. The Trust also utilizes leverage for investment purposes by entering into derivative instruments with leverage embedded in them, such as TOB Residuals. The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

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Investment Objectives, Policies and Risks  (continued)

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the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Derivatives Risk: The Trust’s use of derivatives may increase its costs, reduce the Trust’s returns and/or increase volatility. Derivatives involve significant risks, including:

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Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•	Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

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Market and Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.

•	Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

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Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

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Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments.

•

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Trust with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with the Trust. Shares of investment companies (other than certain money market Trusts) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Trust, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Trust of trading in these instruments and, as a result, may affect returns to investors in the Trust.

On October 28, 2020, the Securities and Exchange Commission adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trust will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act of 1940, as amended, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Tender Option Bonds Risk: The Trust’s participation in tender option bond transactions may reduce the Trust’s returns and/or increase volatility. Investments in tender option bond transactions expose the Trust to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Trust will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Trust may invest in TOB Trusts on either a non-recourse or recourse basis. If the Trust invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

Illiquid Investments Risk: The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of

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Investment Objectives, Policies and Risks  (continued)

such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Investment in Other Investment Companies Risk (BTA, BFK): As with other investments, investments in other investment companies, including exchange-traded funds (“ETFs”), are subject to market and selection risk. In addition, if the Trust acquires shares of investment companies, including ones affiliated with the Trust, shareholders bear both their proportionate share of expenses in the Trust (including management and advisory fees) and, indirectly, the expenses of the investment companies (to the extent not offset by the Manager through waivers). To the extent the Trust is held by an affiliated fund, the ability of the Trust itself to hold other investment companies may be limited.

Preferred Securities Risk (BTA, BFK): Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

I N V E S T M E N T O B J E C T I V E S, P O L I C I E S A N D R I S K S	67

Automatic Dividend Reinvestment Plan

Pursuant to BKN, BTA and BFK’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BKN, BTA and BFK declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BKN, BTA and BFK that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

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Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2007)

Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.

			73 RICs consisting of 98 Portfolios	None

Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 98 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017

Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	73 RICs consisting of 98 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 98 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016

Frank J. Fabozzi(d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year. Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	75 RICs consisting of 100 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	69

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 98 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014

W. Carl Kester(d) 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 100 Portfolios	None

Catherine A. Lynch(d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 100 Portfolios	None

Interested Trustees (a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 250 Portfolios	None

John M. Perlowski(d) 1964	Trustee (Since 2014) President and Chief Executive Officer (Since 2011)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 252 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

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Trustee and Officer Information  (continued)

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

Effective June 10, 2021, Stayce D. Harris and J. Phillip Holloman were each appointed to serve as a Trustee of the Trusts.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	71

Additional Information

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trusts will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly/quarterly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month/quarter and may at times in any particular month/quarter pay out such accumulated but undistributed income in addition to net investment income earned in that month/quarter. As a result, the distributions paid by the Trusts for any particular month/quarter may be more or less than the amount of net investment income earned by the Trusts during such month/quarter. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since April 30, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Effective October 19, 2020, BKN has elected to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”). In general, the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of BKN, as applicable, reinstate those voting rights at a meeting of stockholders as provided in the MCSAA. “Control shares” are generally defined in the MCSAA as shares of stock that, if aggregated with all other shares of stock that are either (i) owned by a person or (ii) as to which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, would entitle that person to exercise voting power in electing directors above various thresholds of voting power starting at 10%. BKN’s Bylaws also provide that the provisions of the MCSAA shall not apply to the voting rights of the holders of any shares of preferred stock of BKN, but the MCSAA would apply to any common stock held by the same holder.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

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Additional Information  (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	73

Additional Information  (continued)

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Provider

Bank of America, N.A.

New York, NY 10036

VRDP Remarketing Agent

BofA Securities, Inc.

New York, NY 10036

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF	Permanent School Fund

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

G L OS S A R Y O F T E R M S U S E D I N T H I S R E P O R T	75

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blackrock.com     |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI5-04/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Investment Quality Municipal Trust, Inc.	$32,017	$32,946	$0	$0	$6,500	$6,500	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,032,000	$1,984,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Investment Quality Municipal Trust, Inc.	$6,500	$6,500

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,032,000	$1,984,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report.

The registrant is managed by a team of investment professionals comprised of Michael Kalinoski, Director at BlackRock, Walter O’Connor, Managing Director at BlackRock and Christian Romaglino, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and selection of its investments. Messrs. Kalinoski, O’Connor and Romaglino have been members of the registrant’s portfolio management team since 2017, 2006 and 2017, respectively.

Portfolio Manager	Biography
Michael Kalinoski	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.
Christian Romaglino	Director of BlackRock since 2017; Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017; Portfolio Manager at Brown Brothers Harriman from 2007 to 2017.

(a)(2) As of April 30, 2021:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Kalinoski	13	0	0	0	0	0
	$35.72 Billion	$0	$0	$0	$0	$0
Walter O’Connor	22	0	0	0	0	0
	$32.49 Billion	$0	$0	$0	$0	$0
Christian Romaglino	9	0	0	0	0	0
	$5.44 Billion	$0	$0	$0	$0	$0

(iv) Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of April 30, 2021:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of April 30, 2021.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of April 30, 2021:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael Kalinoski	None
Walter O’Connor	None
Christian Romaglino	$1 - $10,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Investment Quality Municipal Trust, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Investment Quality Municipal Trust, Inc.

Date: July 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Investment Quality Municipal Trust, Inc.

Date: July 6, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Investment Quality Municipal Trust, Inc.

Date: July 6, 2021